Exhibit 10.33

COMMON STOCK PURCHASE AGREEMENT

Dated as of May [__], 2023

by and among

ALPHA HEALTHCARE ACQUISITION CORP. III

CARMELL THERAPEUTICS CORPORATION

and

[__]

i

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT is made and entered into as of May [__], 2023 (as it may be amended at or prior to the Closing hereunder, this “Agreement”), by and among [__], a [__] (the “Investor”), Alpha Healthcare Acquisition Corp. III, a Delaware blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“ALPA”), and Carmell Therapeutics Corporation, a Delaware corporation (“Carmell Therapeutics”).

RECITALS

WHEREAS, on January 4, 2023, ALPA, Candy Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of ALPA (“Merger Sub”), and Carmell Therapeutics entered into that certain Business Combination Agreement, dated as of January 4, 2023 (as amended from time to time, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Carmell Therapeutics (the “Merger”), with Carmell Therapeutics surviving the Merger as a wholly owned subsidiary of ALPA (the Merger and each of the other transactions to be completed as a part of or at the same time as the Merger pursuant to the Business Combination Agreement, collectively, are referred to herein as the “Business Combination”);

WHEREAS, upon the closing of the Business Combination (the “Business Combination Closing”), among other things, (i) ALPA will change its name to “Carmell Therapeutics Corporation” and, therefore, all references in this Agreement to the “Company” shall mean “Carmell Therapeutics Corporation, a Delaware corporation” from and after the Business Combination Closing, (ii) the Company shall be subject to the reporting requirements of the Exchange Act under Section 13(a) or Section 15(d) of the Exchange Act, (iii) the Common Stock shall be registered under the Exchange Act pursuant to Section 12(b) of the Exchange Act, (iv) the Common Stock shall be listed and traded on the Trading Market under the symbol “CTCX”, and (v) the Common Stock may be issued by the Company and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian delivery system;

WHEREAS, each of ALPA, Carmell Therapeutics and the Investor desire to enter into this Agreement on the date hereof and prior to the Business Combination Closing, with the effectiveness of this Agreement (other than the obligations of ALPA and Carmell Therapeutics, prior to the Business Combination Closing, and the obligations of the Company, from and after the Business Combination Closing, to pay the Investor Expense Reimbursement and the Commitment Fee to the Investor, which are in full force and effect as of the date of this Agreement) delayed until the Business Combination Closing shall have occurred pursuant to the Business Combination Agreement and the Closing under this Agreement, as this Agreement may be amended at or prior to the Closing, shall have occurred on the Closing Date as set forth in Section 2.2 and subject to the satisfaction of the conditions set forth in Section 7.1 of this Agreement (which Closing shall not occur prior to 5:00 p.m., New York City time, on the fifth (5th) Trading Day immediately following the date of the Business Combination Closing), it being acknowledged and agreed by each of ALPA, Carmell Therapeutics and the Investor that, other than the obligations of ALPA and Carmell Therapeutics, prior to the Business Combination Closing, and the obligations of the Company, from and after the Business Combination Closing, to pay the Investor Expense Reimbursement and the Commitment Fee to the Investor, which are in full force and effect as of the date of this Agreement, this Agreement shall be of no force or effect prior to the Closing on the Closing Date (and as this Agreement may be amended at or prior to the Closing);

WHEREAS, following the Business Combination Closing and the Closing hereunder, the Company may, from time to time from and after the Commencement on the Commencement Date and during the Investment Period hereunder, at its election in its sole discretion, issue and sell to the Investor up to the lesser of (i) $25,000,000 in aggregate gross purchase price of newly issued Common Stock and (ii) the Exchange Cap (to the extent applicable under Section 3.3 hereof), upon the terms and subject to the satisfaction of the conditions set forth in this Agreement;

WHEREAS, the offer and sale of Common Stock by the Company to the Investor pursuant to this Agreement will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”) and/or Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the sales of Common Stock to the Investor to be made hereunder;

WHEREAS, each of ALPA, Carmell Therapeutics and the Investor are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), which shall become effective concurrently with the effectiveness of this Agreement (as this Agreement may be amended at or prior to the Closing) at the Closing on the Closing Date (it being acknowledged and agreed by each of ALPA, Carmell Therapeutics and the Investor that the Registration Rights Agreement shall be of no force or effect prior to the Closing on the Closing Date), and pursuant to which the Company shall register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), upon the terms and subject to the conditions set forth therein; and

WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement, the Company shall pay to the Investor the Commitment Fee, pursuant to, at such time(s) and in such manner and form(s) as set forth in Section 10.1(ii) of this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement, from and after the Commencement on the Commencement Date and during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to the lesser of (i) $25,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock and (ii) the Exchange Cap, to the extent applicable under Section 3.3 (such lesser amount of shares of Common Stock, the “Aggregate Limit”), by the delivery to the Investor of VWAP Purchase Notices as provided in Article III.

Section 2.2. Closing; Closing Date. Other than the obligations of ALPA and Carmell Therapeutics, prior to the Business Combination Closing, and the obligations of the Company, from and after the Business Combination Closing, to pay the Investor Expense Reimbursement and the Commitment Fee to the Investor, which are in full force and effect as of the date of this Agreement, this Agreement, as it may be amended hereunder, shall become effective (the “Closing”) upon the delivery of all documents, instruments and writings required to be delivered at the Closing as provided in Section 7.1(v) to the offices of [_____________], at [●] [a.m./p.m.]1, New York City time (such date of Closing, the “Closing Date”); provided, however, that the Closing shall not occur prior to 5:00 p.m., New York City time, on the fifth (5th) Trading Day immediately following the date on which the Business Combination Closing shall have occurred. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement (as it may be amended at or prior to the Closing), during the Investment Period, the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each VWAP Purchase.

Section 2.3. Initial Public Announcements and Required Filings. Not later than the first (1st) Trading Day immediately following the Closing Date, the Company shall file with the Commission a current report on Form 8-K disclosing the execution of this Agreement, as it may be amended at or prior to the Closing, and the Registration Rights Agreement by the parties hereto and describing the material terms thereof, and attaching as exhibits thereto copies of each of this Agreement (and any amendments hereto at or prior to the Closing) and the Registration Rights Agreement and, if applicable, any press release issued by the Company disclosing the execution of this Agreement (and any amendments hereto at or prior to the Closing) and the Registration Rights Agreement by the Company (including all exhibits thereto, the “Current Report”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents), if any, by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section 2.3 (or such earlier time as the transactions contemplated by this Agreement and the Registration Rights Agreement are otherwise publicly disclosed in any report, statement, schedule or other

[1]	To be inserted by amendment to this agreement on the Closing Date.

document filed by ALPA, Carmell Therapeutics or the Company with the Commission, or in any press release issued by ALPA, Carmell Therapeutics or the Company prior to the filing of the Current Report by the Company as described in this Section 2.3), the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). Not later than fifteen (15) calendar days following the Closing Date, the Company shall file, to the extent required, a Form D with respect to the issuance and sale of the Securities in accordance with Regulation D and shall provide a copy thereof to the Investor promptly after such filing. The Company shall use its commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the applicable Filing Deadline, file with the Commission the Initial Registration Statement and any New Registration Statement covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. At or before 5:30 p.m. (New York City time) on the Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto).

ARTICLE III

PURCHASE TERMS

Effective at the Closing on the Closing Date (which shall not occur prior to 5:00 p.m., New York City time, on the fifth (5th) Trading Day immediately following the date on which the Business Combination Closing shall have occurred), and subject to the satisfaction of each of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1. VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3 and in this Section 3.1, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice on a VWAP Purchase Exercise Date to purchase the VWAP Purchase Share Amount set forth by the Company therein, not to exceed the applicable VWAP Purchase Maximum Amount, at the VWAP Purchase Price therefor (as confirmed in the applicable VWAP Purchase Confirmation) in accordance with this Agreement (each such purchase, a “VWAP Purchase”). The Company may deliver a VWAP Purchase Notice to the Investor on any Trading Day selected by the Company as the VWAP Purchase Exercise Date for a VWAP Purchase, provided that (i) the Company may not deliver more than one VWAP Purchase Notice to the Investor on any single Trading Day, (ii) at least three (3) Trading Days has elapsed since the Trading Day on which most recent prior VWAP Purchase Notice was delivered by the Company to the Investor pursuant to and in accordance with this Agreement, (iii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (iv) all Shares subject to all prior VWAP Purchase Notices for VWAP Purchases that have been properly delivered by the Company to the Investor under this Agreement

(as applicable) have theretofore been received by the Investor or its Broker-Dealer as DWAC Shares, prior to the Company’s delivery of such VWAP Purchase Notice to the Investor on such VWAP Purchase Exercise Date. The Investor is obligated to accept each VWAP Purchase Notice prepared and timely delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice, such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Maximum Amount pursuant to such VWAP Purchase Notice. At or prior to 9:30 a.m., New York City time, on the Trading Day immediately following the VWAP Purchase Valuation Period for each VWAP Purchase (each, a “VWAP Purchase Settlement Date”), the Investor shall provide to the Company a written confirmation for such VWAP Purchase setting forth the applicable VWAP Purchase Share Amount and the applicable VWAP Purchase Price (both on a per Share basis and the total aggregate VWAP Purchase Price to be paid by the Investor for such applicable VWAP Purchase Share Amount) with respect to such VWAP Purchase (each, a “VWAP Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the PEA Period or during any Allowable Grace Period.

Section 3.2. Settlement. The Shares constituting the applicable VWAP Purchase Share Amount to be purchased by the Investor in a VWAP Purchase shall be delivered to the Investor as DWAC Shares not later than 1:00 p.m., New York City time, on the VWAP Purchase Settlement Date. For each VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (i) the total number of Shares purchased by the Investor in such VWAP Purchase (as confirmed in the applicable VWAP Purchase Confirmation) and (ii) the VWAP Purchase Price for such Shares (as confirmed in the applicable VWAP Purchase Confirmation), as full payment for such Shares, via wire transfer of immediately available funds not later than 5:00 p.m., New York City time, on the VWAP Purchase Settlement Date for such VWAP Purchase, provided the Investor shall have timely received, as DWAC Shares, all of such Shares purchased by the Investor in such VWAP Purchase on such VWAP Purchase Settlement Date in accordance with the first sentence of this Section 3.2, it being hereby acknowledged and agreed that if any of such Shares are received by the Investor after 1:00 p.m., New York City time, on the applicable VWAP Purchase Settlement Date, then the Company’s receipt of the funds representing the VWAP Purchase Price for such Shares in its designated bank account shall occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares as DWAC Shares. If the Company or its transfer agent shall fail for any reason, other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions, to electronically transfer any Shares as DWAC Shares in respect of a VWAP Purchase within two (2) Trading Days following the receipt by the Company of the applicable purchase price therefor in compliance with this Section 3.2, and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company in respect of such VWAP Purchase, then the Company shall, within two (2) Trading Days after the Investor’s request, either

(1) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price paid by the Investor pursuant to this Agreement for all of the Shares to be purchased by the Investor in connection with such VWAP Purchase. The Company shall not issue any fraction of a share of Common Stock upon any VWAP Purchase. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Trading Day, the same shall instead be due on the next succeeding day that is a Trading Day.

Section 3.3. Compliance with Rules of Trading Market.

(a) Exchange Cap. Subject to Section 3.3(b), the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed [●]2 (such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Closing on the Closing Date under this Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of The Nasdaq Stock Market LLC (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of The Nasdaq Stock Market LLC or the Company shall have received a financial viability exception in accordance with the applicable rules of The Nasdaq Stock Market LLC. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock or seek a financial viability exception in accordance with the applicable rules of The Nasdaq Stock Market LLC pursuant to this Agreement; provided, that if such stockholder approval or financial viability exception is not obtained, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 3.3(b)).

(b) At-Market Transaction. Notwithstanding Section 3.3(a) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at

[2]	To be inserted by amendment to this agreement on the Closing Date.

all other times during the term of this Agreement, unless the stockholder approval referred to in Section 3.3(a) is obtained). The parties acknowledge and agree that the Minimum Price used to determine the Base Price3 hereunder represents the lower of (i) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on [the Trading Day immediately prior to]4 the Closing Date and (ii) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on [the Trading Day immediately prior to]5 the Closing Date.

(c) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (i) a violation of the Securities Act or (ii) a breach of the rules of the Trading Market. The provisions of this Section 3.3 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.3 only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market.

Section 3.4. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than twenty-four (24) hours after the next business day on which the transfer agent is open for business) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.4 and the application of this Section 3.4. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.4 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 to the extent necessary to properly give effect to the limitations contained in this Section 3.4.

[3]	Minimum Price and Base Price to be calculated as of the Closing and inserted by amendment to this Agreement to be signed at the Closing, rather than calculated as of the time of signing.
[4]	Use if agreements are executed before market close on a Trading Day.
[5]	Use if agreements are executed before market close on a Trading Day.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1. Organization and Standing of the Investor. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 4.2. Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Investor, its Board of Directors or its members is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to purchase or acquire the Securities in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Section 4.4. Investment Purpose. The Investor is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities.

Section 4.5. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.6. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

Section 4.7. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Section 4.8. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 4.9. No General Solicitation. The Investor is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 4.10. Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. As of the Closing Date, the Investor did not beneficially own any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, and during the Restricted Period, Investor will not acquire beneficial ownership of any shares of the Company’s capital stock (including shares of Common Stock or securities exercisable for or convertible into shares of Common Stock) other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a VWAP Purchase, if the Company or its transfer agent shall have failed for any reason (other than a failure of Investor or its Broker-Dealer to set up a DWAC and required instructions) to timely electronically transfer all of the Shares subject to such VWAP Purchase to the Investor on the applicable VWAP Purchase Settlement Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.2 of this Agreement.

Section 4.11. No Prior Short Sales. At no time prior to the date of this Agreement has any of the Investor, its agents, representatives or Affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

Section 4.12. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” with respect to Registrable Securities in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.13. Resales of Securities. The Investor represents, warrants and covenants that it will resell Securities purchased or acquired by the Investor from the Company pursuant to this Agreement only pursuant to the Registration Statement in which the resale of such Securities is registered under the Securities Act and the Prospectus contained therein, in a manner described under the caption “Plan of Distribution” in such Registration Statement and Prospectus, and in a manner in compliance with all applicable U.S. federal and applicable state securities laws, rules and regulations.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY, ALPA

AND CARMELL THERAPEUTICS

I. Company Representations, Warranties and Covenants. Except as set forth in the disclosure schedule delivered by the Company to the Investor (which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement) (the “Disclosure Schedule”), the Company hereby makes the following representations, warranties and covenants to the Investor:

Section 5.1. Organization, Good Standing and Power. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its Business as currently conducted. Neither the Company nor any of its Subsidiaries is in violation nor default of any of the provisions of its respective Governing Documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the Business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 5.2. Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any VWAP Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.3. Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the Commission Documents as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the Commission Documents, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Commission Documents, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Commission Documents, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Third Amended and Restated Certificate of Incorporation of ALPA as in effect on the Closing Date (the “Charter”), and Bylaws of ALPA as in effect on the Closing Date (the “Bylaws”).

Section 5.4. Issuance of Securities. As of the Closing Date, the Commitment Shares shall have been, and the Shares to be issued under this Agreement shall have been, or with respect to Shares to be purchased by the Investor pursuant to a particular VWAP Purchase Notice, will be, prior to the delivery to the Investor hereunder of such VWAP Purchase Notice, duly authorized by all necessary corporate action on the part of the Company. The Commitment Shares, when issued to the Investor in accordance with this Agreement, and the Shares, when issued and sold against payment therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, Taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Stock. As of the Closing Date and as of the Commencement Date, an aggregate of [●]6 shares of Common Stock shall have been duly authorized and reserved by the Company for issuance and sale to the Investor as Shares pursuant to VWAP Purchases under this Agreement.

Section 5.5. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s Charter or Bylaws, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including federal and state securities laws and regulations and the rules and regulations of the Trading Market or applicable Eligible Market), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party, or to issue the

[6]	To be inserted by amendment to this Agreement signed at the Closing post-merger effective time, at which time this Agreement as so amended will be effective in its entirety.

Securities to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

Section 5.6. Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) Since the date on which the Business Combination Closing occurred (the “Business Combination Closing Date”), the Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the Closing Date, no Subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date, each Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing). Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each VWAP Purchase Exercise Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date and on each VWAP Purchase Exercise Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(b) The ALPA Financial Statements, as of and for any periods ending prior to the Business Combination Closing Date, included or incorporated by reference in the Form S-4 Registration Statement, the Merger Proxy Statement/Prospectus, the 2022 Form 10-K and the Merger Form 8-K, and the consolidated financial statements of the Company as of and for any periods ending on or after the Business Combination Closing Date included or incorporated by reference in the Commission Documents, in each case together with the related notes and schedules, present fairly, in all material respects, the financial position of ALPA and the consolidated financial position of the Company and its consolidated Subsidiaries, respectively, as of the dates indicated, and the results of operations, cash flows and changes in stockholders’ equity of ALPA and of the Company and its consolidated Subsidiaries, respectively, for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The Carmell Therapeutics Financial Statements, as of and for any periods ending prior to the Business Combination Closing Date, included or incorporated by reference in the Form S-4 Registration Statement, the Merger Proxy Statement/Prospectus and the Merger Form 8-K, together with the related notes and schedules, present fairly, in all material respects, the financial position of Carmell Therapeutics as of the dates indicated, and the results of operations, cash flows and changes in stockholders’ equity of Carmell Therapeutics for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with GAAP applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The unaudited pro forma condensed combined financial information and any other pro forma financial statements, information or data included or incorporated by reference in the Form S-4 Registration Statement, the Merger Proxy Statement/Prospectus and the Merger Form 8-K, and any other pro forma financial statements, information or data included or incorporated by reference in any Commission Documents filed by the Company with the Commission (as applicable) comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Commission Documents are accurately and fairly presented, in all material respects, and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Commission Documents that are not included or incorporated by reference as required. The Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in Commission Documents which are required to be described in the Commission Documents. All disclosures contained or incorporated by reference in the Commission Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(c) Except as disclosed in the Commission Documents, since the Business Combination Closing Date, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Commission Documents, the Initial Registration Statement or any New Registration Statement fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Commission Documents, since the Business Combination Closing Date, there has been no change in the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting. Except as set forth in the Commission Documents, the Company has established disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 of the Exchange Act) that comply with the requirements of the Exchange Act. The Company shall present in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of March 31, 2023 and, except as set forth in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended Marc 31, 2023 or any Commission Document filed with the Commission for a period subsequent to March 31, 2023, the Company’s “disclosure controls and procedures” are effective. Since the Business Combination Closing Date, there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, the Company’s board of directors or any committee thereof.

(d) Adeptus Partners, LLC, whose report on the financial statements of ALPA as of December 31, 2022 and 2021, and for the year and period ended December 31, 2022 and 2021, respectively, and the related notes and schedules, which report is included in the Form S-4 Registration Statement, the Merger Proxy Statement/Prospectus and the 2022 Form 10-K, were during the periods covered by their report, with respect to ALPA, independent public accountants within the meaning of the Securities Act and the PCAOB.

(e) Adeptus Partners, LLC (the “Accountant”), whose report on the financial statements of Carmell Therapeutics as of December 31, 2022 and 2021, and for the years ended December 31, 2022 and 2021, and the related notes and schedules, which report is included in the Form S-4 Registration Statement and the Merger Proxy Statement/Prospectus, was during the periods covered by their report, with respect to Carmell Therapeutics, an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB. To the Company’s Knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act with respect to the Company.

(f) Since the Business Combination Closing Date, the Company has timely filed all certifications and statements the Company is required to file under (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all Commission Documents with respect to which the Company is required to file such certifications and statements thereunder.

Section 5.7. Subsidiaries. The Merger Form 8-K sets forth each Subsidiary of the Company as of the Business Combination Closing Date, showing its jurisdiction of incorporation or organization, and the Company does not have any other Subsidiaries as of the Closing Date, other than Carmell Therapeutics. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Commission Documents or as would not reasonably be expected to have a Material Adverse Effect.

Section 5.8. No Material Adverse Effect. Except as disclosed in the Commission Documents and for any actions taken in response to COVID-19 Measures, since the Business Combination Closing Date, there has not occurred any Material Adverse Effect, or any development that would result in a Material Adverse Effect.

Section 5.9. No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since the Business Combination Closing Date and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.10. No Material Defaults. Except as set forth in the Commission Documents, Since the Business Combination Closing Date, there has been no existing or continuing default or event of default in respect of any Indebtedness of the Company or any of its Subsidiaries.

Section 5.11. Solvency. Since the Business Combination Closing Date, the Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code or any similar federal or state bankruptcy law or law for the relief of debtors, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any other federal or state bankruptcy law or any law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due.

Section 5.12. Title To Assets; Real Property. Neither the Company nor any of its Subsidiaries owns any real property. Except as set forth in the Commission Documents, each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the Company or one of its Subsidiaries, enforceable in accordance with its terms against the Company or one of its Subsidiaries and, to the Company’s Knowledge, each other party thereto, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity. Except as set forth in the Commission Documents, there is no material breach or default by the Company or any of its Subsidiaries or, to the Company’s Knowledge, any third party under any Real Property Lease. Except as set forth in the Commission Documents, the Company or one of its Subsidiaries has good, valid and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the material tangible assets and properties of the Company and its Subsidiaries reflected in the Company’s consolidated financial statements, including the notes and schedules thereto, included or incorporated by reference in the Commission Documents or thereafter acquired by the Company or any of its Subsidiaries prior to the Closing Date, except for assets disposed of in the ordinary course of business.

Section 5.13. Actions Pending. Except as set forth in the Commission Documents, since the Business Combination Closing Date there has been no, pending or, to the Knowledge of the Company, threatened Action by, against or affecting the Company or any of its properties, rights or assets that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Commission Documents, there is no, and since the Business Combination Closing Date there has been no, Order imposed upon or, to the Knowledge of the Company, threatened against or affecting the Company or any of its properties, rights or assets that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is not a party to a settlement, conciliation or similar agreement regarding any of the matters set forth in the two preceding sentences that contains any ongoing obligations, restrictions or liabilities (of any nature) that, individually or in the aggregate, would have a Material Adverse Effect.

Section 5.14. Compliance With Laws; Permits. Except as disclosed in the Commission Documents, the Company conducts and since the Business Combination Closing Date has conducted, and each Subsidiary of the Company conducts and at all times during the past six (6) years has conducted (a) the Business in accordance with all Laws and Orders applicable to the Company or such Subsidiary, as applicable, and is not in violation of any such Law or Order and (b) has not received any written communications from a Governmental Authority and, to the Company’s Knowledge, there is no such pending communication that alleges that the Company or any of its Subsidiaries is not in compliance with any such Law or Order, except in each case of clauses (a) and (b), as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Commission Documents, each of the Company and its Subsidiaries has all Permits that are required to own, lease or operate its properties and assets and to conduct the Business as currently conducted, except where the failure to obtain the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (the “Material Permits”). Except as disclosed in the Commission Documents or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) each Material Permit is in full force and effect in accordance with its terms and (ii) no written notice of revocation, cancellation or termination of any Material Permit has been received by the Company or any of its Subsidiaries. This Section 5.14 does not relate to environmental matters, such items being the subject of Section 5.18, or regulatory matters (including Regulatory Permits), such items being the subject of Section 5.36.

Section 5.15. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.15 incurred by the Company or its Subsidiaries that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.16. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or would reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Securities under the Registration Statement. All disclosure provided to Investor regarding the Company and its Subsidiaries, their businesses and the transactions contemplated by the Transaction Documents (including, without limitation, the representations and warranties of the Company contained in the Transaction Documents to which it is a party (as modified by the Disclosure Schedule)) furnished in writing by or on behalf of the Company or any of its Subsidiaries for purposes of or in connection with the Transaction Documents (other than forward-looking information and projections and information of a general economic nature and general information about the Company’s industry), taken together, is true and correct in all material respects on the date on which such information is dated or certified, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at such time.

Section 5.17. Intellectual Property.

(a) In each case, except as set forth in the Commission Documents, (i) all fees and filings necessary as of the Closing Date to maintain any application or registration, issuance or grant of any Registered Intellectual Property have been timely submitted to the relevant intellectual property office or Governmental Authority and Internet domain name registrars, as applicable, except where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) no item of the Registered Intellectual Property is cancelled, abandoned, or lapsed, except where such cancellation, abandonment or lapse would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the date of this Agreement, the Company Registered Intellectual Property is not the subject of any pending material Actions, including litigation, interference, re-examination, inter parties review, reissue, opposition, nullity, or cancellation proceedings and, to the Company’s Knowledge, no such material Actions are threatened by any Governmental Authority or any other Person.

(b) Except as set forth in the Commission Documents, the Company, or one of its Subsidiaries, exclusively owns all right, title and interest in and to all material Business Intellectual Property (except Licensed Intellectual Property), free and clear of all Liens (other than Permitted Liens) and without any known conflict with, or infringement of, the rights of others, including prior employees or consultants, or academic or medical institutions with which any of them may be affiliated now or may have been affiliated in the past. For all Patents owned by the Company or one of its Subsidiaries, each inventor listed on the Patent has assigned his or her rights to the Company or one of its Subsidiaries. Except as set forth in the Commission Documents, neither the Company nor any of its Subsidiaries has (i) transferred ownership of, or granted any exclusive license with respect to, any material Business Intellectual Property to any other Person or (ii) granted any customer the right to use any material Product or service on anything other than a non-exclusive basis. Except as set forth in the Commission Documents, the Company has valid rights under all Contracts for Licensed Intellectual Property to use, sell, license and otherwise exploit, as the case may be, all Licensed Intellectual Property licensed pursuant to such Contracts as the same is currently used, sold, licensed and otherwise exploited by the Company as of the Closing Date, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Commission Documents, the Business Intellectual Property (including the Licensed Intellectual Property), to the Knowledge of the Company, constitutes all of the Intellectual Property that is material, necessary and sufficient to enable the Company and its Subsidiaries to conduct the Business as currently conducted in all material respects. Except as set forth in the Commission Documents, to the Knowledge of the Company, the Registered Intellectual Property and any Patent included in the Licensed Intellectual Property that is exclusively licensed to the Company or one of its Subsidiaries are in compliance in all material respects with formal legal requirements of the applicable intellectual property office, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and are not subject to any material maintenance fees or taxes or actions that would, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Except as set forth in the Commission Documents, to the Knowledge of the Company, all Registered Intellectual Property and any Patent included in the Licensed Intellectual Property that is exclusively licensed to the Company or one of its Subsidiaries are subsisting, and if registered, issued or granted, are valid and enforceable (in each case, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity), except where the failure to be subsisting, valid and enforceable would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) Except as set forth in the Commission Documents, the Company and its Subsidiaries have taken reasonable steps to safeguard and maintain the secrecy of all material trade secrets, confidential know-how and other confidential information owned by the Company or one of its Subsidiaries. Without limiting the foregoing, except as set forth in the Commission Documents, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has disclosed any material trade secrets, confidential know-how or confidential information to any other Person, unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction and disclosure or was otherwise made subject to an appropriate duty of confidence. To the Company’s Knowledge, except as set forth in the Commission Documents, there has been no violation or unauthorized access to or disclosure of any material trade secrets, confidential know-how or confidential information of or in the possession of the Company or any of its Subsidiaries, or of any written obligations with respect to such.

(d) Except as disclosed in the Commission Documents, none of the Owned Intellectual Property and, to the Company’s Knowledge, none of the Licensed Intellectual Property is subject to any outstanding Order that restricts in any manner the use, sale, transfer, licensing or exploitation thereof by the Company or any of its Subsidiaries or affects the validity, use or enforceability of any such Business Intellectual Property, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, to the Company’s Knowledge, neither the conduct of the Business nor any of the Products offered, marketed, licensed, provided, sold, distributed, proposed to be marketed or sold, or otherwise exploited by the Company or any of its Subsidiaries, nor the design, development, manufacturing, reproduction, use, marketing, offer for sale, sale, importation, exportation, distribution or other exploitation of any Product infringes, misappropriates or otherwise violates any Intellectual Property Rights of any other Person, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Except as disclosed in the Commission Documents, since the Business Combination Closing Date, there is no material Action pending against the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries received any written communications (i) alleging that the Company or any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any other Person, (ii) challenging the validity, enforceability, use or exclusive ownership of any Business Intellectual Property or (iii) inviting the Company or any of its Subsidiaries to take a license under any Patent or consider the applicability of any Patents to any products or services of the Company or any of its Subsidiaries or to the conduct of the Business of the Company or any of its Subsidiaries. Except as disclosed in the Commission Documents, to the Company’s Knowledge, no Person is infringing, misappropriating or otherwise violating any Business Intellectual Property or any Patent included in the Licensed Intellectual Property that is exclusively licensed to the Company or one of its Subsidiaries, in each case in any material respect. Except as disclosed in the Commission Documents, since the Business Combination Closing Date, neither the Company nor any of its Subsidiaries has made any written claim against any Person alleging any infringement, misappropriation or other violation of any Business Intellectual Property or any Patent included in the Licensed Intellectual Property that is exclusively licensed to the Company or one of its Subsidiaries, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.18. Environmental Compliance. Except as would not reasonably be expected to have a Material Adverse Effect:

(a) Neither the Company nor any of its Subsidiaries has received any written notice or communication from any Governmental Authority or any other Person regarding any actual, alleged, or potential violation in any respect of, or a failure to comply in any respect with, any Environmental Laws.

(b) There is (and since the Business Combination Closing Date there has been) no Action pending or, to the Company’s Knowledge, threatened in writing against the Company or any of its Subsidiaries pursuant to Environmental Laws.

(c) There has been no manufacture, release, treatment, storage, disposal, arrangement for disposal, transport or handling of, contamination by, or exposure of any Person to, any Hazardous Substances.

(d) The Company and its Subsidiaries (i) have received all Permits or other approvals required of them under applicable Environmental Laws to conduct the Business, and (ii) are in compliance with all terms and conditions of any such Permit or approval.

Section 5.19. Material Agreements. Except as set forth in the Commission Documents, neither the Company nor any Subsidiary of the Company is a party to any Contract, a copy of which would be required to be filed with the Commission as an exhibit to an annual report on Form 10-K (collectively, “Material Agreements”). Each of the Material Agreements described in the Commission Documents conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in the Commission Documents, the Company and each of its Subsidiaries have performed in all material respects all the obligations then required to be performed by them under the Material Agreements, have received no notice of default or an event of default by the Company or any of its Subsidiaries thereunder and are not aware of any basis for the assertion thereof, and neither the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any other contracting party thereto are in default under any Material Agreement now in effect, the result of which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Commission Documents, each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and/or any of its Subsidiaries and, to the Knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

Section 5.20. Transactions With Affiliates. Except as set forth in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts, service arrangements or other continuing transactions exceeding $120,000 between (a) the Company or any Subsidiary, on the one hand, and (b) any person or entity who would be covered by Item 404(a) of Regulation S-K, on the other hand, for the time period as required under Item 404(a) thereof. Except as disclosed in the Commission Documents, there are no outstanding amounts payable to or receivable from, or advances by the Company or any of its Subsidiaries to, and neither the Company nor any of its Subsidiaries is otherwise a creditor of or debtor to, any beneficial owner of more than 5% of the outstanding shares of Common Stock, or any director, employee or affiliate of the Company or any of its Subsidiaries, other than (i) reimbursement for reasonable expenses incurred on behalf of the Company or any of its Subsidiaries or (ii) as part of the normal and customary terms of such person’s employment or service as a director with the Company or any of its Subsidiaries.

Section 5.21. Employees; Labor Laws. No material labor dispute with any of the employees of the Company or any of its Subsidiaries exists, except as described in the Commission Documents, or, to the Knowledge of the Company, is imminent; and the Company has no Knowledge of any existing, threatened or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers or contractors of the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreements or other agreements with any labor organization, labor union, works council or other employee representative or any other Contract with a labor union, labor organization, works council, employee delegate, representative or other employee collective group nor to the Knowledge of the Company is there any duty on the part of the Company or any of its Subsidiaries to bargain with any labor union, labor organization, works council, employee delegate, representative or other employee collective group. Except as disclosed in the Commission Documents, there has been no actual or, to the Company’s Knowledge, threatened unfair labor practice charges, material grievances, arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, the violation of any of which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.22. Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company and its Subsidiaries in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.23. Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be required to register as an “investment company” within the meaning of the Investment Company Act.

Section 5.24. ERISA. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), has received a favorable determination or approval letter from the Internal Revenue Service with respect to such qualification, or may rely on an opinion letter issued by the Internal Revenue Service with respect to a prototype plan adopted in accordance with the requirements for such reliance and, to the Knowledge of the Company, no event or omission has occurred that would be reasonably likely to cause any such Employee Benefit Plan to lose such qualification. Each Employee Benefit Plan is and has been established, operated and administered in all material respects in accordance with applicable Laws and with its terms, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code and the Affordable Care Act. No Employee Benefit Plan is, or within the past six (6) years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self-correction under any such program. To the Knowledge of the Company, no litigation or governmental administrative proceeding, audit or other proceeding (other than those relating to routine claims for benefits) is pending or threatened in writing with respect to any Employee Benefit Plan. All payments or contributions required to have been made with respect to all Employee Benefit Plans either have been made in all material respects or have been accrued in all material respects in accordance with the terms of the applicable Employee Benefit Plan and applicable Law. Neither the Company nor any ERISA Affiliate (defined below) has in the past six (6) years maintained, contributed to, or been required to contribute to or had any Liability with respect to: (i) any employee benefit plan that is or was subject to Title IV of ERISA, Section 412 of the Code, Section 302 of ERISA, (ii) a Multiemployer Plan, (iii) any funded welfare benefit plan within the meaning of Section 419 of the Code, (iv) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), or (v) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA). Neither the Company nor any ERISA Affiliate provides or has any obligation to provide health care or any other non-pension benefits to any employees after their employment is terminated, other than as required by COBRA. Except as required by applicable Law, neither the Company nor any of its ERISA Affiliates has announced its intention to modify or terminate any Employee Benefit Plan or adopt any arrangement or program which, once established, would come within the definition of an Employee Benefit Plan. Each Employee Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. For purposes of this Agreement, (I) “Employee Benefit Plan” means each (A) “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), (B) each material stock option plan, stock purchase plan, bonus or incentive plan, severance pay plan, program or arrangement, deferred compensation arrangement or agreement, employment agreement, compensation plan, program, agreement or arrangement, change in control plan, program or arrangement, supplemental income arrangement, vacation plan and each other employee benefit plan, program, policy, agreement and arrangement not described in (A) above, and (C) each material plan or arrangement providing compensation to employee and non-employee directors, in each case that the Company or any ERISA Affiliate maintains, sponsors or contributes to or has any obligation to contribute to, or under or with respect to which the Company or any ERISA Affiliate has or may have any material Liability (including as an ERISA Affiliate); (II) “Multiemployer Plan” shall have the meaning set forth in Section (3)37 of ERISA, and (III) “ERISA Affiliate” means any entity (whether or not incorporated) other than the Company that is, or at any relevant time prior to the date hereof was, considered under common control and treated as one employer under

Code Sections 414(b), (c), (m) or (o) or Section 4001(b)(1) of ERISA. Except as set forth in the Commission Documents, no Employee Benefit Plan is and none of the Company or its ERISA Affiliates has, nor has the Company or any of its ERISA Affiliates had, any obligation to maintain, sponsor, establish, participate in or contribute to any Employee Benefit Plan (or similar arrangement) that is subject to any Law, custom or rule of any jurisdiction outside of the United States.

Section 5.25. Taxes. Each of the Company and its Subsidiaries has filed all material Tax Returns as required by applicable federal, state and local law. These Tax Returns are true, correct and complete in all material respects. Each of the Company and its Subsidiaries has paid all material Taxes, other than Taxes being contested in good faith and for which adequate reserves have been established. None of the Company or any of its Subsidiaries is currently engaged in any material audit, administrative or judicial proceeding with respect to Taxes. None of the Company or any of its Subsidiaries has received any written notice from a Governmental Authority of a proposed deficiency of any material amount of Taxes. Each of the Company and its Subsidiaries has withheld or collected from each payment made to its employees all material Taxes required to be withheld or collected therefrom and has paid the same to the proper tax authority.

Section 5.26. Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue the Business without a significant increase in cost.

Section 5.27. Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Securities from the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D; provided, however, that at the request of and with the express agreements of the Investor (including, without limitation, the representations, warranties and covenants of Investor set forth in Sections 4.10 through 4.13), the Securities to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares and will not bear legends noting restrictions as to resale of such securities under federal or state securities laws, nor will any such securities be subject to stop transfer instructions.

Section 5.28. No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 5.29. No Integrated Offering. None of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with any other offering of securities of the Company.

Section 5.30. Dilutive Effect. The Company is aware and acknowledges that issuance of the Securities could cause dilution to existing stockholders and could significantly increase the number of outstanding shares of Common Stock. The Company further acknowledges that its obligation to issue the Commitment Shares and to issue the Shares pursuant to each VWAP Purchase Notice delivered by the Company to the Investor pursuant to this Agreement is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 5.31. Manipulation of Price. Neither the Company nor any of its officers, directors or Affiliates has, and, to the Knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 5.32. Securities Act. The Company has complied and shall comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act. Each Registration Statement, upon filing with the Commission and at the time it is declared effective by the Commission, shall satisfy all of the requirements of the Securities Act to register the resale of the Registrable Securities included therein by the Investor in accordance with the Registration Rights Agreement on a delayed or continuous basis under Rule 415 under the Securities Act at then-prevailing market prices, and not fixed prices. The Company is not currently, and has not been since the Business Combination Closing Date, an issuer identified in, or subject to, Rule 144(i). The Company has filed current “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act) with the Commission on [●]7, 2023 reflecting its status as an entity that is not a shell company.

[7]	To be inserted by amendment to this Agreement signed at Closing.

Section 5.33. Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. The Common Stock is eligible for participation in the DTC book entry system and has shares on deposit at DTC for transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated.

Section 5.34. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter or the laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

Section 5.35. Compliance with Anti-Corruption Laws and Trade Controls. Except as disclosed in the Commission Documents, none of the Company, any of its Subsidiaries nor, to the Company’s Knowledge, any of the Company’s or any Subsidiary’s Representatives, has in violation of Anti-Corruption Laws offered, provided, promised, or authorized the provision of any contribution, gift, entertainment, expense relating to political activity, or any other money, property, or thing of value, directly or indirectly, to any Government Official to influence official action or to secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer. Except as disclosed in the Commission Documents, none of the Company, any of its Subsidiaries nor, to the Company’s Knowledge, any of the Company’s or any Subsidiary’s Representatives is currently, or has been: (i) a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, or (iv) otherwise in violation of Trade Controls or Anti-Corruption Laws. Except as disclosed in the Commission Documents, neither the Company or any of its Subsidiaries, since the Business Combination Closing Date has received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit, in each case concerning any actual or potential violation or wrongdoing related to Trade Controls or Anti-Corruption Laws.

Section 5.36. Regulatory Compliance. Except as disclosed in the Commission Documents or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a) The Company or one of its Subsidiaries has obtained all required Regulatory Permits and the Company, each of its Subsidiaries and the Products are in compliance in all material respects with all Regulatory Permits. To the Knowledge of the Company, (i) no Governmental Authority is considering limiting, suspending or revoking any Regulatory Permit and (ii) each third party that is a manufacturer, contractor or agent for the Company or any of its Subsidiaries is in compliance in all material respects with all Regulatory Permits required by all applicable Healthcare Laws insofar as they reasonably pertain to the Products.

(b) Since the Business Combination Closing Date, neither the Company or any Subsidiary of the Company nor, to the Company’s Knowledge, any Representatives acting for or on behalf of the Company or any of its Subsidiaries has received any written notice that the FDA or any other Governmental Authority responsible for oversight or enforcement of any applicable Healthcare Law, or any institutional review board (or similar body responsible for oversight of human subjects research) or institutional animal care and use committees (or similar body responsible for oversight of animal research), has initiated, or threatened in writing to initiate, any Action to restrict or suspend nonclinical research on or clinical study of any Product, or to recall or request a recall of any Product, or to suspend or otherwise restrict the manufacture of any Product, or in which the Governmental Authority alleges or asserts a failure to comply, with applicable Healthcare Laws.

(c) There are no Actions pending or, to the Company’s Knowledge, threatened, with respect to any alleged violation by the Company, any of its Subsidiaries or, to the Company’s Knowledge, any Representatives acting for or on behalf of the Company or any of its Subsidiaries, of the FDCA or any other applicable Healthcare Law, and neither the Company or any Subsidiary of the Company nor, to the Company’s Knowledge, any Representatives acting for or on behalf of the Company or any of its Subsidiaries, is party to or subject to any corporate integrity agreement, monitoring agreement, consent decree, deferred prosecution agreement, settlement orders or similar Contract with or imposed by any Governmental Authority related to any applicable Healthcare Law that applies to the transactions contemplated by this Agreement.

(d) All Products are being and have been developed, tested, investigated, manufactured, packaged, imported, exported, labeled and distributed in compliance in all material respects with applicable Healthcare Laws. All manufacture of Products, including all clinical supplies used in clinical trials, by or on behalf of the Company or any of its Subsidiaries has been conducted in compliance with the applicable specifications and requirements of Good Manufacturing Practices and all other applicable Laws. No manufacturing site used for the manufacture of Product is subject to a Governmental Authority shutdown or import or export prohibitions or has received any Form FDA 483, notice of violation, warning letter, untitled letter or similar correspondence or notice from FDA or other Governmental Authority alleging noncompliance with any applicable Law, in each case, that have not been complied with or closed to the satisfaction of the relevant Governmental Authority, and to the Knowledge of the Company, neither the FDA or any other Governmental Authority is considering such action.

(e) Since the Business Combination Closing Date, neither the Company or any of its Subsidiaries has nor, to the Company’s Knowledge, has any Person engaged by the Company or any of its Subsidiaries for contract research, contract manufacturing, consulting, or other collaboration services with respect to any Product made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Governmental Authority responsible for enforcement or oversight with respect to applicable Healthcare Laws, or failed to disclose a material fact required to be disclosed to the FDA or such other Governmental Authority that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991), or for any other Governmental Authority to invoke a similar policy.

(f) To the Knowledge of the Company, the clinical trials conducted by or on behalf of the Company or any of its Subsidiaries are being and since the Business Combination Closing Date have been conducted in all material respects in accordance with all applicable clinical trial protocols, informed consents and applicable requirements, Healthcare Laws and Laws of the FDA and any comparable Governmental Entity.

(g) All preclinical studies and clinical trials conducted or being conducted with respect to all Products by or at the direction of the Company or any of its Subsidiaries are being and since the Business Combination Closing Date have been conducted in material compliance with accepted professional scientific standards and all applicable Laws, including (i) all applicable Healthcare Laws, including the applicable requirements of Good Laboratory Practices and Good Clinical Practices and applicable foreign Laws in the jurisdictions where clinical trials were or are being conducted; and (ii) applicable Law governing the privacy of patient medical records and other personal information and data.

(h) None of the Company, any of its Subsidiaries or any of their respective directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s or any of its Subsidiaries’ individual independent contractors or other service providers, including clinical trial investigators, coordinators, or monitors, have been since the Business Combination Closing Date or are currently (i) disqualified, excluded or debarred under or, to the Company’s Knowledge, currently subject to an investigation or Action that would reasonably be expected to result in disqualification, exclusion or debarment, the assessment of civil monetary penalties for violation of any health care programs of any Governmental Authority under, or (ii) convicted of any crime regarding health care products or services, or engaged in any conduct that would reasonably be expected to result in any such debarment, exclusion, disqualification, or ineligibility under applicable Healthcare Laws, including, (A) debarment under 21 U.S.C. Section 335a or any similar Law (B) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law; or (C) exclusion under 48 CFR Subpart Section 9.4, the System for Award Management Nonprocurement Common Rule.

(i) None of the Company, any of its Subsidiaries or any of their respective current or former directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s or any of its Subsidiaries’ individual independent contractors or other service providers, to the extent acting on behalf of the Company or any of its Subsidiaries, have been since the Business Combination Closing Date subject to any consent decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, or obstruction of an investigation of controlled substances. None of the Company, any of its Subsidiaries or any of their respective current or former directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s or any of its Subsidiaries’ individual independent contractors or other service providers, to the extent acting on behalf of the Company or any of its Subsidiaries, have been since the Business Combination Closing Date subject to any enforcement, regulatory or administrative proceedings against or affecting the Company, any of its Subsidiaries or any of their respective Affiliates relating to material violations of any Healthcare Law and no such enforcement, regulatory or administrative proceeding has been threatened in writing. None of the Company, any of its Subsidiaries or any of their respective directors, officers or employees, and, to the Company’s Knowledge, none of the Company’s or any of its Subsidiaries’ individual independent contractors or other service providers, to the extent acting on behalf of the Company or any of its Subsidiaries, have been since the Business Combination Closing Date received written notice from the FDA, any other Governmental Authority or any health insurance institution with respect to debarment, disqualification or restriction.

(j) All material reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any similar foreign Governmental Authority by the Company or any of its Subsidiaries have been so filed, maintained or furnished. All such reports, documents, claims, permits and notices were complete and accurate in all material respects on the date filed (or were corrected or supplemented by a subsequent filing).

(k) Since the Business Combination Closing Date, neither the Company or any of its Subsidiaries has, nor has any of the Company’s or any of its Subsidiaries’ respective officers, directors or employees received written notice from the FDA or the Federal Trade Commission or other Governmental Authority in connection with advertising or promotion of any Products, and in respect of the Business, alleging or asserting noncompliance with requirements of any applicable Law.

(l) The Company, its Subsidiaries and, to the Company’s Knowledge, their respective Representatives acting for or on behalf of the Company or any of its Subsidiaries, are and at all times from and after the Business Combination Closing Date have been in compliance with all applicable Healthcare Laws.

Section 5.37. Data Privacy and Security. Except as disclosed in the Commission Documents, the Company and its Subsidiaries have at all times since the Business Combination Closing complied in all material respects with all applicable Privacy Laws, Privacy and Data Security Policies (as defined below), and contractual commitments concerning the Payment Card Industry Data Security Standards (if any) (collectively, the “Privacy Requirements”). Except as disclosed in the Commission Documents, the Company and its Subsidiaries have implemented adequate written policies relating to the Processing of Personal Data as and to the extent required by applicable Law (“Privacy and Data Security Policies”). Except as disclosed in the Commission Documents, there is no pending, nor has there been since the Business Combination Closing Date any material Actions against the Company or any of its Subsidiaries initiated by (i) any Person; (ii) the United States Federal Trade Commission, any state attorney general or similar state official; (iii) any other Governmental Authority, foreign or domestic; or (iv) any regulatory or self-regulatory entity alleging that any Processing of Personal Data by or on behalf of the Company or any of its Subsidiaries is in violation of any Privacy Requirements. Except as disclosed in the Commission Documents, since the Business Combination Closing Date, there has been no material breach of security resulting in unauthorized access, use or disclosure of Personal Data in the possession or control of the Company or any of its Subsidiaries (as applicable) or, to the Company’s Knowledge, any of their respective contractors with regard to any Personal Data obtained from or on behalf of the Company or any of its Subsidiaries (as applicable), or any material unauthorized intrusions or breaches of security into the systems of the Company or any of its Subsidiaries (as applicable). Except as disclosed in the Commission Documents, the Company or one of its Subsidiaries owns or has license to use the IT Systems as necessary to operate the Business of the Company and its Subsidiaries as currently conducted. To the Company’s Knowledge, except as disclosed in the Commission Documents, none of the IT Systems contain any worm, bomb, backdoor, clock, timer or other disabling device, code, design or routine that causes the software of any portion thereof to be erased, inoperable or otherwise incapable of being used, either automatically, with the passage of time or upon command by any unauthorized Person, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, the Company and its Subsidiaries have taken organizational, physical, administrative and technical measures required by Privacy Requirements consistent with standards prudent in the industry in which the Company and its Subsidiaries operate to protect (i) the integrity, security and operations of their information technology systems, and (ii) the confidential data owned by the Company or any of its Subsidiaries or provided by the Company’s or any Subsidiary’s customers, and Personal Data against data security incidents or other misuse, except where the failure to take such organizational, physical, administrative or technical measures would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, the Company and its Subsidiaries have implemented reasonable procedures, satisfying the requirements of applicable Privacy Laws in all material respects, to detect data security incidents and to protect Personal Data against loss and against unauthorized access, use, modification, disclosure or other misuse, except where the failure to implement such reasonable procedures would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, in connection with each third-party service provider whose services are material to the Company or one of its Subsidiaries and involve the Processing of Personal Data on behalf of the Company or any of its Subsidiaries, the Company or one of its Subsidiaries has in accordance with Privacy Laws, since the Business Combination Closing Date, entered into valid data processing agreements with any such third party in accordance with applicable Privacy Laws, except where the failure to enter into such valid data processing agreements with any such third party would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, there have not been any Actions related to any data security incidents or any violations of any Privacy Requirements that have been asserted in writing against the Company or any of its Subsidiaries, and, to the Company’s Knowledge, none of the Company or any of its Subsidiaries has received any written correspondence relating to, or written notice of any Actions with respect to, alleged violations by the Company or any of its Subsidiaries of, Privacy Requirements, in each case which Actions, if adjudicated adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries has transferred any Personal Data from the European Union or United Kingdom to a jurisdiction outside the European Economic Area or United Kingdom, other than in accordance with Articles 45 and 46(2) of the GDPR, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.38. Emerging Growth Company Status. As of the Closing Date the Company was, and as of the Commencement Date the Company will be, an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act.

Section 5.39. Smaller Reporting Company Status. As of the Closing Date the Company was, and as of the Commencement Date the Company will be, a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

Section 5.40. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 5.41. Acknowledgement Regarding Investor’s Acquisition of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company and its representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

II. ALPA Representations and Warranties. ALPA hereby makes the following representations and warranties to the Investor as of the date of this Agreement, which representations and warranties shall survive the execution and delivery of this Agreement until the Business Combination Closing, at which time such representations and warranties shall have no further force or effect and shall be superseded in their entirety by the representations, warranties and covenants of the Company set forth above in Subsection I of this Article V:

Section 5.42. Organization, Good Standing and Power. Each of ALPA and Merger Sub is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither ALPA nor Merger Sub is in violation nor default of any of the provisions of its respective Governing Documents. Each of ALPA and Merger Sub is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in an ALPA Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 5.43. Authorization, Enforcement. ALPA has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by ALPA and constitutes a valid and binding obligation of ALPA enforceable against ALPA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.44. No Conflicts. The execution and delivery by ALPA of this Agreement and the Registration Rights Agreement do not and shall not (i) result in a violation of any provision of ALPA’s or Merger Sub’s respective Governing Documents, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which ALPA or Merger Sub is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of ALPA or Merger Sub under any agreement or any commitment to which ALPA or Merger Sub is a party or by which ALPA or Merger Sub is bound or to which any of its properties or assets is subject, or (iv) result in a violation of any U.S. federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to ALPA or Merger Sub or by which any property or asset of ALPA or Merger Sub is bound or affected (including U.S. federal and state securities laws and regulations, the DGCL and the rules and regulations of The Nasdaq Stock Market LLC), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have an ALPA Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act and any applicable state securities laws, ALPA is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its obligations under this the Transaction Documents to which it is a party (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Business Combination Closing Date); provided, however, that, for purposes of the representation made in this sentence, ALPA is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

Section 5.45. ALPA Commission Reports, ALPA Financial Statements; Sarbanes-Oxley Act; Accountants.

(a) ALPA has filed in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the Commission since July 26, 2021 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “ALPA Commission Reports”). As of its filing date, each ALPA Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing). None of the ALPA Commission Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Business Combination Closing, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) of ALPA included in the ALPA Commission Reports (the “ALPA Financial Statements”) (i) fairly present in all material respects the financial position of ALPA as at the respective dates thereof, and the results of its operations, stockholders’ equity and cash flows for the respective periods then ended, (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto), (iii) in the case of the audited ALPA Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the Commission, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable). Neither ALPA nor Merger Sub has any material off-balance sheet arrangements that are not disclosed in the ALPA Commission Reports. As of the date of this Agreement, there are no outstanding comments from the Commission’s staff with respect to the ALPA Commission Reports. None of the ALPA Commission Reports filed on or prior to the date of this Agreement is subject to ongoing Commission review or investigation as of the date of this Agreement.

(b) Except as not required in reliance on exemptions from various reporting requirements by virtue of ALPA’s status as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, since July 26, 2021, (i) ALPA has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of ALPA’s financial reporting and the preparation of ALPA’s financial statements for external purposes in accordance with GAAP and (ii) ALPA has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that information relating to ALPA is made known to ALPA’s principal executive officer and principal financial officer by others within ALPA. Such disclosure controls and procedures are effective in timely alerting ALPA’s principal executive officer and principal financial officer to material information required to be included in ALPA’s periodic reports required under the Exchange Act.

(c) ALPA has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for ALPA’s and its Subsidiaries’ assets. ALPA maintains and, for all periods covered by the ALPA Financial Statements, has maintained, in all material respects in accordance with GAAP and applicable Law, books and records of ALPA in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and Liabilities of ALPA.

(d) Except as set forth in the ALPA Commission Reports, since its incorporation, neither ALPA (including any employee thereof) nor, to the knowledge of ALPA, ALPA’s independent auditors, has received any written complaint, allegation, assertion or claim that there is, or there has been, (i) a “significant deficiency” in the internal controls over financial reporting of ALPA, (ii) a “material weakness” in the internal controls over financial reporting of ALPA or (iii) fraud, whether or not material, that involves management or other employees of ALPA who have a role in the internal controls over financial reporting of ALPA.

(e) Adeptus Partners, LLC, whose report on the ALPA Financial Statements as of December 31, 2022 and 2021, and for the year and period ended December 31, 2022 and 2021, respectively, and the related notes and schedules, which report is included in the Form S-4 Registration Statement, the Merger Proxy Statement/Prospectus and the 2022 Form 10-K, were during the periods covered by their report, with respect to ALPA, independent public accountants within the meaning of the Securities Act and the PCAOB.

(f) Each director and executive officer of ALPA has filed with the Commission on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. There are no outstanding loans or other extensions of credit made by ALPA to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of ALPA. ALPA has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

Section 5.46. Subsidiaries. ALPA does not have any Subsidiaries as of the date of this Agreement, other than Merger Sub.

Section 5.47. No ALPA Material Adverse Effect. Except as disclosed in the ALPA Commission Reports and for any actions taken in response to COVID-19 Measures, since December 31, 2022, (a) there has not occurred any ALPA Material Adverse Effect, or any development that would, individually or in the aggregate, reasonably be expected to result in an ALPA Material Adverse Effect, and (b) other than actions taken in connection with the Business Combination, ALPA and Merger Sub have conducted their respective businesses in the ordinary course of business consistent with past practice in all material respects.

Section 5.48. No Undisclosed Liabilities. Except for the Liabilities (a) set forth in the ALPA Disclosure Schedules, (b) incurred in connection with the negotiation, preparation or execution of the Business Combination Agreement or any ancillary documents to the Business Combination Agreement, the performance of its covenants or agreements in the Business Combination Agreement or any ancillary document thereto or the consummation of the transactions contemplated thereby, (c) set forth or disclosed in the ALPA Financial Statements, (d) that have arisen since the date of the most recent balance sheet included in the ALPA Commission Reports in the ordinary course of business, (e) either permitted to be incurred or incurred in accordance with the Business Combination Agreement or (f) that would not, individually or in the aggregate, reasonably be expected to result in an ALPA Material Adverse Effect.

Section 5.49. No Material Defaults. Except as set forth in the ALPA Commission Reports, since December 31, 2022, there has been no existing or continuing default or event of default in respect of any Indebtedness of ALPA or Merger Sub.

Section 5.50. Trust Account. As of the date of this Agreement, ALPA has an amount in cash in the Trust Account equal to approximately $[154,449,120.64]. The funds held in the Trust Account are (a) invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations and (b) held in trust pursuant to that certain Investment Management Trust Agreement, dated July 26, 2021, between ALPA and Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”). There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the ALPA Commission Reports to be inaccurate in any material respect or, to ALPA’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) the Pre-Closing ALPA Stockholders who shall have elected to redeem their Class A Common Stock pursuant to the Governing Documents of ALPA or (iii) if ALPA fails to complete a business combination within the allotted time period set forth in the Governing Documents of ALPA and liquidates the Trust Account, subject to the terms of the Trust Agreement, ALPA (in limited amounts to permit ALPA to pay the expenses of the Trust Account’s liquidation, dissolution and winding up of ALPA) and then the Pre-Closing ALPA Stockholders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of ALPA and the Trust Agreement. ALPA has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with the Trust Agreement, and, to the knowledge of ALPA, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. As of the date of this Agreement, there are no claims or proceedings pending with respect to the Trust Account. ALPA has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby, including the distribution of assets from the Trust Account (A) in respect of deferred underwriting commissions or Taxes or (B) to the Pre-Closing ALPA Stockholders who have elected to redeem their Class A Common Stock pursuant to the Governing Documents of ALPA, each in accordance with the terms of and as set forth in the Trust Agreement, ALPA shall have no further obligation under either the Trust Agreement or the Governing Documents of ALPA to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.

Section 5.51. Actions Pending. Except as set forth in the ALPA Commission Reports, since December 31, 2022 there has been no, pending or, to the knowledge of ALPA, threatened Action by, against or affecting ALPA, Merger Sub or any of ALPA’s properties, rights or assets that would, individually or in the aggregate, reasonably be expected to have an ALPA Material Adverse Effect. Except as set forth in the ALPA Commission Reports, there is no, and since December 31, 2022 there has been no, Order imposed upon or, to the knowledge of ALPA, threatened against or affecting ALPA or any of its properties, rights or assets that would, individually or in the aggregate, reasonably be expected to have an ALPA Material Adverse Effect. ALPA is not a party to a settlement, conciliation or similar agreement regarding any of the matters set forth in the two preceding sentences that contains any ongoing obligations, restrictions or liabilities (of any nature) that, individually or in the aggregate, would have an ALPA Material Adverse Effect.

Section 5.52. Compliance With Laws. The business of ALPA and Merger Sub has been and is presently being conducted in compliance with all applicable Laws, except as set forth in the ALPA Commission Reports and except for such non-compliance which, individually or in the aggregate, would not have an ALPA Material Adverse Effect. ALPA is not in violation of any Order or Law of any Governmental Authority applicable to ALPA, and ALPA will not conduct its business in violation of any of the foregoing, except in all cases for any such violations which would not, individually or in the aggregate, have an ALPA Material Adverse Effect.

Section 5.53. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by ALPA to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.53 incurred by ALPA that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.54. Investment Company Act Status. Neither ALPA nor Merger Sub is an “investment company” within the meaning of the Investment Company Act.

Section 5.55. Taxes. ALPA has filed all material Tax Returns as required by applicable federal, state and local law. These Tax Returns are true, correct and complete in all material respects. ALPA has paid all material Taxes, other than Taxes being contested in good faith and for which adequate reserves have been established. ALPA is not currently engaged in any material audit, administrative or judicial proceeding with respect to Taxes. ALPA has not received any written notice from a Governmental Authority of a proposed deficiency of any material amount of Taxes. ALPA has withheld or collected from each payment made to its employees all material Taxes required to be withheld or collected therefrom and has paid the same to the proper tax authority.

Section 5.56. Insurance. ALPA is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which ALPA is engaged, including, but not limited to, directors and officers insurance coverage.

Section 5.57. Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Securities from the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D.

Section 5.58. No General Solicitation or Advertising. Neither ALPA nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 5.59. No Integrated Offering. None of ALPA or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. None of ALPA, any of its Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with any other offering of securities of the Company.

Section 5.60. Securities Act. ALPA has complied and shall comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act.

Section 5.61. Anti-Corruption Laws; Trade Controls. Neither ALPA nor any of its representatives has in violation of Anti-Corruption Laws offered, provided, promised, or authorized the provision of any contribution, gift, entertainment, expense relating to political activity, or any other money, property, or thing of value, directly or indirectly, to any Government Official to influence official action or to secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer. Neither ALPA nor any of its representatives is currently, or has been in the past five years: (i) a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, or (iv) otherwise in violation of Trade Controls or Anti-Corruption Laws. In the past five years, ALPA has not received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit, in each case concerning any actual or potential violation or wrongdoing related to Trade Controls or Anti-Corruption Laws.

Section 5.62. Nasdaq Stock Market Listing. Except as set forth in the ALPA Commission Reports, since July 26, 2021, ALPA has complied in all material respects with all applicable listing and corporate governance rules and regulations of Nasdaq. The classes of securities representing issued and outstanding Class A Common Stock and ALPA Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. There is no Action pending or, to the knowledge of ALPA, threatened against ALPA by Nasdaq or the Commission with respect to any intention by such entity to deregister the Class A Common Stock or ALPA Warrants or prohibit or terminate the listing of Class A Common Stock or ALPA Warrants on Nasdaq. ALPA has not taken any action that is designed to terminate the registration of Class A Common Stock under the Exchange Act.

Section 5.63. Employee Matters. ALPA does not have any current or former employees, and does not maintain, sponsor, contribute to, or have any present or future Liability with respect to (other than as a result of the transactions contemplated by the Business Combination Agreement) any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA).

Section 5.64. Acknowledgement Regarding Investor’s Acquisition of Securities. ALPA acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents. ALPA further acknowledges that the Investor is not acting as a financial advisor or fiduciary of ALPA or the Company (or in any similar capacity) with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. ALPA further represents to the Investor that ALPA’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by ALPA and its representatives. ALPA acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

III. Carmell Therapeutics Representations and Warranties. Carmell Therapeutics hereby makes the following representations and warranties to the Investor as of the date of this Agreement, which representations and warranties shall survive the execution and delivery of this Agreement until the Business Combination Closing, at which time such representations and warranties shall have no further force or effect and shall be superseded in their entirety by the representations, warranties and covenants of the Company set forth above in Subsection I of this Article V:

Section 5.65. Organization, Good Standing and Power. Carmell Therapeutics is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Carmell Therapeutics is not in violation nor default of any of the provisions of its Governing Documents. Carmell Therapeutics is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in an Carmell Therapeutics Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 5.66. Authorization, Enforcement. Carmell Therapeutics has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by Carmell Therapeutics and constitutes a valid and binding obligation of Carmell Therapeutics enforceable against Carmell Therapeutics in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.67. No Conflicts. The execution and delivery by Carmell Therapeutics of this Agreement and the Registration Rights Agreement do not and shall not (i) result in a violation of any provision of Carmell Therapeutics’s Governing Documents, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Carmell Therapeutics is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of Carmell Therapeutics under any agreement or any commitment to which Carmell Therapeutics is a party or by which Carmell Therapeutics is bound or to which any of its properties or assets is subject, or (iv) result in a violation of any U.S. federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to Carmell Therapeutics or by which any property or asset of Carmell Therapeutics is bound or affected (including U.S. federal and state securities laws and regulations and the DGCL), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have an ALPA Material Adverse Effect.

Section 5.68. Carmell Therapeutics Financial Statements; Accountants.

(a) The audited balance sheets of Carmell Therapeutics as at December 31, 2022 and December 31, 2021, and the related audited statements of operations and comprehensive loss, convertible preferred stock and stockholders’ equity (deficit) and cash flows of Carmell Therapeutics for each of the years then ended, together with the auditor’s reports thereon (the “Carmell Therapeutics Financial Statements”) (A) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (B) fairly present, in all material respects, the financial position, results of operations and cash flows of Carmell Therapeutics as at the date thereof and for the period indicated therein, except as otherwise specifically noted therein, (C) were audited in accordance with the standards of the PCAOB and contain an unqualified report of Carmell Therapeutics’ auditors and (D) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the Commission, the Exchange Act and the Securities Act in effect as of the date hereof (including Regulation S-X or Regulation S-K, as applicable).

(b) Carmell Therapeutics has established and maintains a system of internal accounting controls that is designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for Carmell Therapeutics’ assets. Since January 1, 2020, Carmell Therapeutics has not received any written complaint, allegation, assertion or claim that there is (i) “significant deficiency” in the internal controls over financial reporting of Carmell Therapeutics to Carmell Therapeutics’ knowledge, (ii) a “material weakness” in the internal controls over financial reporting of Carmell Therapeutics to Carmell Therapeutics’ knowledge or (iii) fraud, whether or not material, that involves management or other employees of Carmell Therapeutics who have a significant role in the internal controls over financial reporting of Carmell Therapeutics.

(c) The Accountant, whose report on the financial statements of Carmell Therapeutics as of December 31, 2022 and 2021, and for the years ended December 31, 2022 and 2021, and the related notes and schedules, which report is included in the Form S-4 Registration Statement and the Merger Proxy Statement/Prospectus, was during the periods covered by their report, with respect to Carmell Therapeutics, an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB.

Section 5.69. Subsidiaries. Carmell Therapeutics has no Subsidiaries. Without limiting the generality of the foregoing, Carmell Therapeutics does not control, own or possess, directly or indirectly, or have any interest or participation (direct or indirect) in, any other Person.

Section 5.70. No Carmell Therapeutics Material Adverse Effect. Except for any actions taken in response to COVID-19 Measures, since December 31, 2022, (a) there has not occurred any Carmell Therapeutics Material Adverse Effect, or any development that would result in an Carmell Therapeutics Material Adverse Effect, and (b) other than actions taken in connection with the Business Combination, Carmell Therapeutics has conducted its business in the ordinary course of business consistent with past practice in all material respects.

Section 5.71. No Undisclosed Liabilities. Except (i) as set forth in the Carmell Therapeutics Financial Statements, (ii) for Liabilities incurred in the ordinary course of business as of December 31, 2022 (none of which is a Liability for breach of contract, breach of warranty, tort, infringement or violation of Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of the Business Combination Agreement or any ancillary documents to the Business Combination Agreement, the performance of Carmell Therapeutics’ covenants or agreements in the Business Combination Agreement or any ancillary document to the Business Combination Agreement or the consummation of the transactions contemplated thereby and (iv) for Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to Carmell Therapeutics, Carmell Therapeutics has no Liabilities required by GAAP to be reflected or reserved against in the consolidated balance sheet as of December 31, 2022 included in the Carmell Therapeutics Financial Statements.

Section 5.72. No Material Defaults. Except as set forth in the Carmell Therapeutics Financial Statements, since December 31, 2022, there has been no existing or continuing default or event of default in respect of any Indebtedness of Carmell Therapeutics.

Section 5.73. Actions Pending. Since December 31, 2022 there has been no, pending or, to the knowledge of Carmell Therapeutics, threatened Action by, against or affecting Carmell Therapeutics or any of its properties, rights or assets that would, individually or in the aggregate, reasonably be expected to have a Carmell Therapeutics Material Adverse Effect. There is no, and since December 31, 2022 there has been no, Order imposed upon or, to the knowledge of Carmell

Therapeutics, threatened against or affecting Carmell Therapeutics or any of its properties, rights or assets that would, individually or in the aggregate, reasonably be expected to have a Carmell Therapeutics Material Adverse Effect. Carmell Therapeutics is not a party to a settlement, conciliation or similar agreement regarding any of the matters set forth in the two preceding sentences that contains any ongoing obligations, restrictions or liabilities (of any nature) that, individually or in the aggregate, would have a Carmell Therapeutics Material Adverse Effect.

Section 5.74. Compliance With Laws. The business of Carmell Therapeutics has been and is presently being conducted in compliance with all applicable Laws, except for such non-compliance which, individually or in the aggregate, would not have a Carmell Therapeutics Material Adverse Effect. Carmell Therapeutics is not in violation of any Order or Law of any Governmental Authority applicable to Carmell Therapeutics, and Carmell Therapeutics will not conduct its business in violation of any of the foregoing, except in all cases for any such violations which would not, individually or in the aggregate, have a Carmell Therapeutics Material Adverse Effect.

Section 5.75. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Carmell Therapeutics to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.75 incurred by Carmell Therapeutics that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.76. Investment Company Act Status. Carmell Therapeutics is not an “investment company” within the meaning of the Investment Company Act.

Section 5.77. Taxes. Carmell Therapeutics has filed all material Tax Returns as required by applicable federal, state and local law. These Tax Returns are true, correct and complete in all material respects. Carmell Therapeutics has paid all material Taxes, other than Taxes being contested in good faith and for which adequate reserves have been established. Carmell Therapeutics is not currently engaged in any material audit, administrative or judicial proceeding with respect to Taxes. Carmell Therapeutics has not received any written notice from a Governmental Authority of a proposed deficiency of any material amount of Taxes. Carmell Therapeutics has withheld or collected from each payment made to its employees all material Taxes required to be withheld or collected therefrom and has paid the same to the proper tax authority.

Section 5.78. Insurance. Carmell Therapeutics is insured by insurers against such losses and risks and in such amounts as are prudent and customary in the businesses in which Carmell Therapeutics is engaged, including, but not limited to, directors and officers insurance coverage.

Section 5.79. Anti-Corruption Laws; Trade Controls. Neither Carmell Therapeutics nor any of its representatives has in violation of Anti-Corruption Laws offered, provided, promised, or authorized the provision of any contribution, gift, entertainment, expense relating to political activity, or any other money, property, or thing of value, directly or indirectly, to any Government Official to influence official action or to secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer. Neither Carmell Therapeutics nor any of its representatives is currently, or has been in the past five years: (i) a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, or (iv) otherwise in violation of Trade Controls or Anti-Corruption Laws. In the past five years, Carmell Therapeutics has not received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit, in each case concerning any actual or potential violation or wrongdoing related to Trade Controls or Anti-Corruption Laws.

Section 5.80. Acknowledgement Regarding Investor’s Acquisition of Securities. Carmell Therapeutics acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents. Carmell Therapeutics further acknowledges that the Investor is not acting as a financial advisor or fiduciary of Carmell Therapeutics (or in any similar capacity) with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. Carmell Therapeutics further represents to the Investor that Carmell Therapeutics’ decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by Carmell Therapeutics and its representatives. Carmell Therapeutics acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

ARTICLE VI

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1. Securities Compliance. After the Closing Date, the Company shall notify the Commission and the Trading Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Securities to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 6.2. Reservation of Common Stock. From and after the Closing Date the Company shall have available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, the requisite aggregate number of authorized but unissued shares of Common Stock to enable the Company to timely effect (i) the issuance and delivery of all Commitment Shares to be issued and delivered to the Investor under

Section 10.1(ii) hereof within the time period specified in Section 10.1(ii) hereof, and (ii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, in the case of this clause (ii), at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase. Without limiting the generality of the foregoing, (a) as of the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission (and in no event later than the Filing Deadline with respect to the Initial Registration Statement as set forth in the Registration Rights Agreement), the Company shall have reserved, out of its authorized and unissued Common Stock, a sufficient number of shares of Common Stock solely for the purpose of issuing all of the Commitment Shares under this Agreement to be issued and delivered to the Investor under Section 10.1(ii) hereof within the time period specified in Section 10.1(ii) hereof, and (b) as of the Closing Date the Company shall have reserved, and as of the Commencement Date shall have continued to reserve, out of its authorized and unissued Common Stock, [●]8 shares of Common Stock solely for the purpose of issuing and selling to the Investor as Shares that the Company may, in its sole discretion, elect to direct the Investor to purchase in VWAP Purchase effected by the Company from time to time from and after the Commencement Date under this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting VWAP Purchases under this Agreement may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any VWAP Purchase effected by the Company from and after the Commencement Date pursuant to this Agreement.

Section 6.3. Registration and Listing. During the Investment Period, the Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Securities purchased by the Investor hereunder on the Trading Market and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market. The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market. If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another Eligible Market.

[8]	To be inserted by amendment to this Agreement at the Closing.

Section 6.4. Compliance with Laws.

(i) During the Investment Period, the Company shall comply with applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Trading Market or Eligible Market, in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Shares under the Registration Statement in any material respect.

(ii) The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Shares, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, and all applicable state securities or “Blue Sky” laws, in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 6.5. Keeping of Records and Books of Account; Due Diligence.

(i) The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit and the dates and VWAP Purchase Share Amount for each VWAP Purchase pursuant to this Agreement.

(ii) Subject to the requirements of Section 6.12, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Commencement or to the Investor’s obligation to accept a VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement.

Section 6.6. No Frustration; No Variable Rate Transactions.

(i) No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to (i) pay the Commitment Fee pursuant to, at such time(s) and in such manner and form(s) as set forth in Section 10.1(ii) of this Agreement, (ii) pay the Cash Commitment Fee to the Investor (as applicable), pursuant to, at such time and in such manner as set forth in Section 10.1(ii), (iii) deliver the Commitment Shares to the Investor (as applicable), pursuant to, at such time and in such manner as set forth in Section 10.1(ii), and (iv) deliver the Shares to the Investor in respect of a VWAP Purchase not later than the applicable VWAP Purchase Settlement Date for such VWAP Purchase. For the avoidance of doubt, nothing in this Section 6.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

(ii) No Variable Rate Transactions. The Company shall not effect or enter into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

Section 6.7. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 6.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 6.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

Section 6.8. Fundamental Transaction. If a VWAP Purchase Notice has been timely and properly delivered to the Investor for a VWAP Purchase under this Agreement, but the payment for, against issuance and delivery as DWAC Shares to the Investor of, all of the Shares constituting the full VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase has not been fully settled in accordance with this Agreement, including, without limitation, Section 3.2 of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of three (3) Trading Days following the later of (i) the VWAP Purchase Settlement Date for the VWAP Purchase to which such VWAP Purchase Notice relates and (ii) such later Trading Day on which the payment for, against issuance and delivery as DWAC Shares to the Investor of, all of such Shares constituting the entire VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase shall have been fully settled in accordance with this Agreement, including, without limitation, Section 3.2 of this Agreement.

Section 6.9. Selling Restrictions. The Investor covenants and agrees that commencing upon the execution of this Agreement on the Closing Date and ending on the date of any termination of this Agreement pursuant to Section 8.1 or Section 8.2 (the “Restricted Period”), neither the Investor nor any of its Affiliates nor any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in or effect any Short Sales of Common Stock or (ii) execute any stock pledge, forward sales contract, option, put, call, swap or similar hedging arrangement (including on a total return basis), which establishes a net short position with respect to the Common Stock. In addition to the foregoing, in connection with any resale of Securities by the Investor, each of the Restricted Persons shall comply in all respects with all applicable requirements of the Securities Act and the Exchange Act, including, without limitation, Regulation SHO, and all orders of any regulatory authority applicable to any Restricted Person.

Section 6.10. Effective Registration Statement. During the Investment Period, the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with the Registration Rights Agreement.

Section 6.11. Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Securities for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.11, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

Section 6.12. Non-Public Information. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or agents. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure.

Section 6.13. Broker/Dealer. The Investor shall use one or more broker-dealers to effectuate all sales, if any, of the Securities that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which shall be unaffiliated with the Investor and not then currently engaged or used by the Company, and shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and its transfer agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer, which shall not exceed customary brokerage fees and commissions.

Section 6.14. Disclosure Schedule.

(i) The Company may, from time to time, update the Disclosure Schedule as may be required to satisfy the conditions set forth in Section 7.2(i) and Section 7.3(i) (to the extent such condition set forth in Section 7.3(i) relates to the condition in Section 7.2(i) as of a specific VWAP Purchase Condition Satisfaction Time). For purposes of this Section 6.14, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 6.14 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

(ii) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is readily apparent on its face. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 6.15. Delivery of Compliance Certificates, Bring-Down Opinion/Negative Assurance Letters and Bring-Down Comfort Letters Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following: (i) each date on which the Company files with the Commission (A) an annual report on Form 10-K under the Exchange Act, (B) a Form 10-K/A containing amended (or restated) material financial information or a material amendment to a previously filed annual report on Form 10-K, or (C) a current report on Form 8-K containing amended (or restated) material financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; and (ii) the Effective Date of (A) each post-effective amendment to the Initial Registration Statement, (B) each New Registration Statement and (C) each post-effective amendment to each New Registration Statement (each such time in clauses (i) and (ii), a “Representation Date”), the Company shall (I) deliver to the Investor a Compliance Certificate, dated the date of delivery to the Investor, (II) cause to be furnished to the Investor the opinions and negative assurance letter from outside counsel to the Company, dated the date of delivery to the Investor, substantially in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, and the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Opinion/Negative Assurance Letter”) and (III) cause to be furnished to the Investor a customary “comfort letter” provided by the Accountant or a successor independent registered public accounting firm for the Company (as applicable), dated the date of delivery to the Investor, substantially in the form, scope and substance as the information contained in the Initial Comfort Letter (to the extent such information is then applicable), stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Comfort Letter (to the extent such financial information or other matters are then applicable), modified, as necessary, to address such new, amended or restated financial information contained in any of the Commission Documents referred to in clause (i) above or to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, or the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Comfort Letter”). The Company hereby acknowledge and agrees that if the Company has not timely provided the Investor with the documents identified in clauses (I), (II) and (III) of the first sentence of this Section 6.15 following a Representation Date pursuant to this Section 6.15, the Company shall not deliver any VWAP Purchase Notices to the Investor during the period beginning on the Representation Date with respect to which such documents have not been provided to the Investor, and ending on the Trading Day on which the Investor has received each of the documents identified in clauses (I), (II) and (III) of the first sentence of this Section 6.15, each such document dated the date on which the Investor has received all such documents.

ARTICLE VII

CONDITIONS TO CLOSING, COMMENCEMENT AND VWAP PURCHASES

Section 7.1. Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i) Business Combination Closing. The Business Combination Closing shall have occurred at least five (5) Trading Days prior to the Closing Date, and as of the Closing Date, Carmell Therapeutics is a wholly owned Subsidiary of the Company.

(ii) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iv) Payment of Investor Expense Reimbursement and Commitment Fee. Prior to or on the Closing Date, ALPA or Carmell Therapeutics (prior to the Business Combination Closing) or the Company (after the Business Combination Closing) shall have paid by wire transfer of immediately available funds to an account designated by the Investor, the Investor Expense Reimbursement in accordance with Section 10.1(i), all of which Investor Expense Reimbursement shall be fully earned as of date of this Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Prior to or on the Closing Date, the Company shall have provided written notice to the Investor that the Company either (i) has elected to pay all of the Commitment Fee in cash or (ii) has elected to pay all of the Commitment Fee by the issuance to the Investor of the Commitment Shares, in each case, which shall be payable to the Investor pursuant to, at such time(s) and in such manner and form(s) as set forth in Section 10.1(ii) of this Agreement. For the avoidance of doubt, all of the Commitment Fee shall be fully earned as of the date of this Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(v) Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have received (a) the opinions of outside counsel to the Company, dated the Closing Date, in the forms mutually agreed to by the Company and the Investor prior to the Closing, and (b) the closing certificate from the Company, dated the Closing Date, in the form of Exhibit B hereto.

Section 7.2. Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(iii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell (a) all of the Commitment Shares (as applicable) and (b) all of the Shares included in such Prospectus.

(iv) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any other law. The Company shall have no Knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(v) Other Commission Filings. The Current Report and the Form D shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission prior to Commencement in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, prior to Commencement shall have been filed with the Commission.

(vi) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(viii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced, and no inquiry or investigation by any governmental authority shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(x) Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market (or on an Eligible Market) as of the Commencement Date, subject only to notice of issuance.

(xi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xii) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company or any of its Subsidiaries.

(xiii) Commitment Fee Paid. If, prior to or on the Closing Date, the Company provided written notice to the Investor of its election to pay all of the Commitment Fee by the issuance to the Investor of the Commitment Shares, then (A) the Company, pursuant to Section 10.1(ii) hereof, shall have caused its transfer agent to issue and deliver to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission, one or more certificate(s) or book-entry statement(s) representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the date of issuance of such Commitment Shares), (B) such certificate or book-entry statement shall have been delivered to the Investor by email or overnight courier at its address set forth in Section 10.4, and (C) on or prior to the Commencement Date, the Company shall have caused its transfer agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares, in accordance with Section 10.1(iv), such number of shares of Common Stock equal to the number of Commitment Shares previously issued to the Investor in certificated or book-entry form pursuant to Section 10.1(ii) hereof; provided, however, that if any of ALPA, Carmell Therapeutics or the Company entered into any Forward Contract at any time prior to the time that the Initial Registration Statement was initially filed by the Company with the Commission, then, in addition to the issuance of the Commitment Shares to the Investor pursuant to Section 10.1(ii) hereof, the entire Cash Commitment Fee shall have been paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day on which such Forward Contract was executed, pursuant to Section 10.1(ii) hereof. If, prior to or on the Closing Date, the Company provided written notice to the Investor of its election to pay all of the Commitment Fee to the Investor in cash, then the Company, pursuant to Section 10.1(ii) hereof, shall have paid to the Investor the entire Commitment Fee, by wire transfer of immediately available funds to an account designated by the Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the Closing Date.

(xiv) Delivery of Commencement Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to acknowledged in writing by the Company’s transfer agent, and the Notice of Effectiveness relating to the Initial Registration Statement shall have been executed by the Company’s outside counsel and delivered to the Company’s transfer agent, in each case directing the Company’s transfer agent to issue to the Investor or its designated Broker-Dealer all of the Commitment Shares (as applicable) and Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement.

(xv) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, [●]9 shares of Common Stock solely for the purpose of effecting VWAP Purchases under this Agreement.

(xvi) Opinions and Negative Assurances of Company Counsel. On the Commencement Date, the Investor shall have received the opinions and negative assurances from outside counsel to the Company, dated the Commencement Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xvii) Initial Comfort Letter of Company Auditor. On the Commencement Date, the Investor shall have received from the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), a letter dated the Commencement Date and addressed to the Investor, in substantially the form, scope and substance mutually agreed to by the Company and the Investor prior to the date on which the Initial Registration Statement is first filed with the Commission, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the PCAOB, and (ii) stating the conclusions and findings of such firm with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus (as supplemented by any Prospectus Supplement filed with the Commission on or prior to the Commencement Date), and certain other matters customarily covered by auditor “comfort letters,” except that the specific date referred to therein for the carrying out of procedures shall be no more than three (3) Trading Days prior to the Commencement Date (the “Initial Comfort Letter”).

Section 7.3. Conditions Precedent to VWAP Purchases after Commencement Date. The right of the Company to deliver a VWAP Purchase Notice under this Agreement after the Commencement Date, and the obligation of the Investor to accept a VWAP Purchase Notice delivered to the Investor by the Company under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3 at the applicable VWAP Purchase Condition Satisfaction Time for the VWAP Purchase to be effected by such VWAP Purchase Notice.

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), and (vii) through (xiii) set forth in Section 7.2 shall be satisfied at each VWAP Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 7.2 replaced with “applicable VWAP Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 6.15 and Section 7.3(x).

(ii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable VWAP Purchase

[9]	To be inserted by amendment to this Agreement signed at the Closing.

Condition Satisfaction Time pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period (as defined in the Registration Rights Agreement), and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares (as applicable), (b) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices delivered by the Company to the Investor prior to the delivery of the applicable VWAP Purchase Notice on the applicable VWAP Purchase Exercise Date, and (c) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice delivered by the Company to the Investor for a VWAP Purchase in accordance with this Agreement.

(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable VWAP Purchase Condition Satisfaction Time, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares (as applicable) included in such New Registration Statement, and any post-effective amendment thereto, (b) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices delivered by the Company to the Investor prior to the delivery of the applicable VWAP Purchase Notice on the applicable VWAP Purchase Exercise Date, and (c) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant the applicable VWAP Purchase Notice delivered by the Company to the Investor for a VWAP Purchase in accordance with this Agreement.

(iv) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Notice of Effectiveness. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to its transfer agent (a) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Company’s transfer agent and (b) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus

Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any other law (other than the transactions contemplated by the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase to be effected hereunder). The Company shall have no Knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable VWAP Purchase Condition Satisfaction Time shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable VWAP Purchase Condition Satisfaction Time shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable VWAP Purchase Condition Satisfaction Time shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

(vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable VWAP Purchase Condition Satisfaction Time), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice shall not (a) exceed the applicable VWAP Purchase Maximum Amount, (b) cause the Aggregate Limit or the Beneficial Ownership Limitation to be exceeded, or (c) cause the Exchange Cap (to the extent applicable under Section 3.3) to be exceeded, unless in the case of this clause (c), the Company’s stockholders have theretofore approved the issuance of Common Stock under this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market.

(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice shall have been duly authorized by all necessary corporate action of the Company. The Company shall have delivered to the Investor (or its designated Broker-Dealer), and the Investor (or its designated Broker-Dealer) shall have received, all Shares relating to all prior VWAP Purchase Notices as DWAC Shares.

(x) Bring-Down Opinion/Negative Assurance Letters; Bring-Down Comfort Letters and Compliance Certificates. The Investor shall have received (a) all Bring-Down Opinion/Negative Assurance Letters from outside counsel to the Company, which the Company was obligated to instruct its outside counsel to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase, (b) all Bring-Down Comfort Letters from the Accountant, or a successor independent registered public accounting firm for the Company (as applicable), which the Company was obligated to instruct such firm to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase, and (c) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase, in each case in accordance with Section 6.15.

ARTICLE VIII

TERMINATION

Section 8.1. Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 12-month anniversary of the Closing Date, (ii) the date on which the Investor shall have purchased the Total Commitment worth of Shares pursuant to this Agreement, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Trading Market or any Eligible Market, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Section 8.2. Other Termination. Subject to Section 8.3, any of ALPA or Carmell Therapeutics, prior to the Business Combination Closing, or the Company, from and after the Business Combination Closing, may terminate this Agreement effective upon five (5) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that (a) if this Agreement is terminated by any of ALPA, Carmell Therapeutics, the Company or the Investor at any time after the date of this Agreement and prior to the Commencement, then either ALPA or Carmell Therapeutics (prior to the Business Combination Closing) or the Company (after the Business Combination Closing) shall have paid both (i) the entire Investor Expense Reimbursement required to be paid to the Investor pursuant to Section 10.1(i) of this Agreement and (ii) the entire Commitment Fee in cash required to be paid to the Investor pursuant to Section 10.1(ii) of this Agreement, in each case prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to each of the other parties hereto pursuant to Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire Investor Expense Reimbursement and the entire Commitment Fee shall have been paid to the Investor in cash pursuant to this Agreement, and (b) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, ALPA and Carmell Therapeutics, prior to the Business Combination Closing, and the Company, from and after the Business Combination Closing, shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon five (5) Trading Days’ prior written notice to ALPA and Carmell Therapeutics, prior to the Business Combination Closing, or to the Company, from and after the Business Combination Closing, in accordance with Section 10.4, if: (A) any condition, occurrence, state of facts or event constituting a Material Adverse Effect, a ALPA Material Adverse Effect or a Carnell Therapeutics Material Adverse Effect has occurred and is continuing; (B) a Fundamental Transaction shall have occurred; (C) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness

Deadline therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within 10 Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4; (D) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 20 consecutive Trading Days or for more than an aggregate of 60 Trading Days in any 365-day period, other than due to acts of the Investor; (E) trading in the Common Stock on the Trading Market (or if the Common Stock is then listed on an Eligible Market, trading in the Common Stock on such Eligible Market) shall have been suspended and such suspension continues for a period of three (3) consecutive Trading Days; (F) any of ALPA or Carmell Therapeutics (prior to the Business Combination Closing) or the Company (after the Business Combination Closing) is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within 10 Trading Days after notice of such breach or default is delivered by the Investor to the breaching party pursuant to Section 10.4; or (G) the Business Combination Closing Date shall not have occurred prior to September 30, 2023. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), ALPA, Carmell Therapeutics or the Company (as applicable) shall promptly (but in no event later than 24 hours) notify the Investor (and, if required under applicable law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market, the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market) upon becoming aware of any of the events set forth in the immediately preceding sentence.

Section 8.3. Effect of Termination. In the event of termination by ALPA, Carmell Therapeutics, the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other parties as provided in Section 10.4 and the transactions contemplated by this Agreement shall be terminated without further action by any party. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) provisions of Subsection II of Article V of this Agreement (ALPA Representations and Warranties) and Subsection III of Article V of this Agreement (Carmell Therapeutics Representations and Warranties) shall survive the execution and delivery of this Agreement until the Business Combination Closing, at which time such representations and warranties shall have no further force or effect and shall be superseded in their entirety by the representations, warranties and covenants of the Company set forth in Subsection I of Article V (Representations, Warranties and Covenants of the Company), (ii) the provisions of Subsection I of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (iii) so long as the Investor owns any Securities, the covenants and agreements of the

Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the third (3rd) Trading Day immediately following the applicable VWAP Purchase Settlement Date related to any pending VWAP Purchase Notice that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase, and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination, (iii) affect the Investor Expense Reimbursement payable to the Investor pursuant to Section 10.1(i), or any rights of the Investor thereto, all of which Investor Expense Reimbursement shall be fully earned as of date of this Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, or (iv) affect the Commitment Fee payable to the Investor pursuant to Section 10.1(ii), or any rights of the Investor thereto, all of which Commitment Fee shall be fully earned as of date of this Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Nothing in this Section 8.3 shall be deemed to release ALPA, Carmell Therapeutics, the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of ALPA, Carmell Therapeutics, the Company and the Investor to compel specific performance by the other parties of their respective obligations under the Transaction Documents to which they are a party.

ARTICLE IX

INDEMNIFICATION

Section 9.1. Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, ALPA and Carmell Therapeutics, severally and not jointly, prior to the Business Combination Closing, and the Company, from and after the Business Combination Closing, shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company or by ALPA or Carmell Therapeutics in this Agreement in this Agreement, the Registration Rights Agreement or in the other Transaction Documents to which it is a party or (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company, ALPA or Carmell Therapeutics) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement, and (y) ALPA, Carmell Therapeutics and the Company shall not be liable under subsection (b) of this Section 9.1 to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

Prior to the Business Combination Closing, ALPA and Carmell Therapeutics, severally and not jointly, and from and after the Business Combination Closing, the Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of ALPA, Carmell Therapeutics or the Company set forth in the Transaction Documents shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that ALPA, Carmell Therapeutics or the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by ALPA, Carmell Therapeutics and the Company set forth in this Section 9.1 may be unenforceable for any reason, ALPA, Carmell Therapeutics and the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law.

Section 9.2. Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company (or, with respect to claims relating to any period prior to the Business Combination Closing, ALPA and Carmell Therapeutics) (such party, the “Indemnifying Party”) in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Indemnifying Party will not relieve such party from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give notice. The Indemnifying Party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Indemnifying Party acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Indemnifying Party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Indemnifying Party notifies the Investor Party that the Indemnifying Party wishes to assume the defense of a claim, action, suit or proceeding, the Indemnifying Party will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Indemnifying Party and such Investor Party. In such event, the Indemnifying Party will pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.1, will cooperate in all reasonable respects with the Indemnifying Party in the defense of any action or claim as to which indemnification is sought. The Indemnifying Party will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party will not, without the prior written consent of the Investor Party, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

ARTICLE X

MISCELLANEOUS

Section 10.1. Certain Fees and Expenses; Commitment Fee; Legends; Commencement Irrevocable Transfer Agent Instructions.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that ALPA or Carmell Therapeutics (prior to the Business Combination Closing) or the Company (after the Business Combination Closing) shall pay on or prior to the Closing, by wire transfer of immediately available funds to an account designated by the Investor, all of the Investor’s reasonable out-of-pocket expenses (including all legal fees and disbursements of the Investor’s counsel), $50,000 of which has been paid to the Investor prior to the date of this Agreement, incurred in connection with the transaction contemplated by this Agreement (the “Investor Expense Reimbursement”). For the avoidance of doubt, all of the Investor Expense

Reimbursement shall be fully earned (and with respect to the $50,000 paid to the Investor prior to the date of this Agreement, shall become non-refundable) as of date of this Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other Taxes and duties levied in connection with issuance of the Securities pursuant hereto.

(ii) Commitment Fee. In consideration for the Investor’s execution and delivery of this Agreement, the Investor shall be paid the Commitment Fee of $218,750, as follows: (a) on or prior to or on the Closing Date, the Company shall provide written notice to the Investor that the Company either (i) elects to pay all of the Commitment Fee in cash or (ii) elects to pay all of the Commitment Fee by the issuance to the Investor of the Commitment Shares; (b) if the Company provides written notice to the Investor on or prior to the Closing Date that the Company elects to pay all of the Commitment Fee in cash, then all $218,750 of the Commitment Fee shall become due and payable by the Company to the Investor in cash, by wire transfer of immediately available funds to an account designated by the Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the Closing Date; (c) if the Company provides written notice to the Investor on or prior to the Closing Date that the Company elects to pay all of the Commitment Fee by the issuance of Commitment Shares, then all $218,750 of the Commitment Fee shall become due and payable by the Company to the Investor by the issuance of the Commitment Shares to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission; provided, however, that in the case of this clause (c) none of ALPA, Carmell Therapeutics or the Company has entered into any Forward Contract at any time prior to the time that the Initial Registration Statement is initially filed by the Company with the Commission; and provided, further, however, that in the case of this clause (c), if any of ALPA, Carmell Therapeutics or the Company has entered into any Forward Contract at any time prior to the time that the Initial Registration Statement is initially filed by the Company with the Commission, then (1) $109,375 of the Commitment Fee shall be paid by the Company to the Investor in cash by payment of the entire Cash Commitment Fee to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day on which such has been executed, and (2) $109,375 of the Commitment Fee shall be paid by the Company to the Investor by the issuance of the Commitment Shares to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission; and (d) in the event of any purported termination of this Agreement by any of ALPA, Carmell Therapeutics, the Company or the Investor (as applicable) under Section 8.2 at any time after the date of this Agreement and prior to the Commencement, then all $218,750 of the Commitment Fee shall become immediately due and payable by ALPA or Carmell Therapeutics (prior to the Business Combination Closing) or the Company (after the Business Combination Closing) to the Investor in cash (without duplication to the extent all of the Commitment Fee shall have previously been paid to the Investor in cash pursuant to this Agreement), irrespective of whether any Commitment Shares previously have been issued to the Investor or its designee pursuant to this Section 10.1(ii), and at the time of such purported termination of this Agreement are then held by the Investor or its designee, as “restricted securities” (as such term is defined in Rule 144(a)(3) under the Securities Act), by wire transfer of immediately available funds to an account designated by the

Investor, not later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to each of the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $218,750 of the Commitment Fee shall have been paid to the Investor in cash pursuant to this Section 10.1(ii) (and if any Commitment Shares are held by the Investor or its designee as “restricted securities” at the time of such purported termination of this Agreement, then, upon the Investor’s receipt of all $218,750 of the Commitment Fee in cash, the Investor shall promptly return to the Company or its transfer agent all of the Commitment Shares then held by the Investor or its designee as “restricted securities”). For the avoidance of doubt, all $218,750 of the Commitment Fee shall be fully earned as of date of this Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. If Commitment Shares are to be issued to the Investor pursuant to this Section 10.1(ii), then on the Trading Day immediately prior to the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission the Company shall deliver irrevocable instructions to its transfer agent to issue and deliver to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission, one or more certificate(s) or book-entry statement(s) representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the date of issuance of such Commitment Shares). Such certificate or book-entry statement shall be delivered to the Investor by overnight courier at its address set forth in Section 10.4. Upon issuance, the Commitment Shares shall constitute “restricted securities” (as such term is defined in Rule 144(a)(3) under the Securities Act) and, subject to the provisions of subsection (iv) of this Section 10.1, the certificate or book-entry statement representing the Commitment Shares shall bear the restrictive legend set forth below in subsection (iii) of this Section 10.1. The Commitment Shares shall constitute Registrable Securities and shall be included in the Initial Registration Statement and any post-effective amendment thereto, and the Prospectus included therein and, if necessary to register the resale thereof by the Investor under the Securities Act, in any New Registration Statement and any post-effective amendment thereto, in each case in accordance with this Agreement and the Registration Rights Agreement.

(iii) Legends. The certificate(s) or book-entry statement(s) representing the Commitment Shares issued prior to the Effective Date of the Initial Registration Statement (if any), except as set forth below, shall bear a restrictive legend in substantially the following form (and stop transfer instructions may be placed against transfer of the Commitment Shares):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Notwithstanding the foregoing and for the avoidance of doubt, all Shares to be issued in respect of any VWAP Purchase Notice delivered to the Investor pursuant to this Agreement shall be issued to the Investor in accordance with Section 3.2 by crediting the Investor’s or its designees’ account at DTC as DWAC Shares, and the Company shall not take any action or give instructions to any transfer agent of the Company otherwise.

(iv) Irrevocable Transfer Agent Instructions; Notice of Effectiveness. If Commitment Shares are issued to the Investor pursuant to Section 10.1(ii) of this Agreement, then on the earlier of (a) the Commencement Date and (b) such time that the Investor shall request, provided all conditions of Rule 144 are met, the Company shall, no later than one (1) Trading Day following the delivery by the Investor to the Company or its transfer agent of one or more legended certificates or book-entry statements representing the Commitment Shares issued to the Investor pursuant to Section 10.1(ii) (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (a) and (b) of this sentence), cause the Company’s transfer agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares such number of shares of Common Stock equal to the number of Commitment Shares issued to the Investor pursuant to Section 10.1(ii). The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to its transfer agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), (i) irrevocable instructions executed by the Company and acknowledged in writing by the Company’s transfer agent (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness”) relating to the Initial Registration Statement executed by the Company’s outside counsel, in each case directing the Company’s transfer agent to issue to the Investor or its designee all of the Commitment Shares (if any) and the Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Company’s transfer agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. For the avoidance of doubt, all Shares and Commitment Shares

(if any) to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 10.1(iv) will be given by the Company to its transfer agent, or any successor transfer agent of the Company, with respect to the Shares and the Commitment Shares (if any) from and after Commencement, and the Shares and the Commitment Shares (as applicable) covered by the Initial Registration Statement or any post-effective amendment thereof, or any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 10.1(iv) within three (3) Trading Days after the date on which the Investor has provided the deliverables referred to above that the Investor is required to provide to the Company or its transfer agent, the Company shall, at the Investor’s written instruction, purchase from the Investor all shares of Common Stock purchased or acquired by the Investor pursuant to this Agreement that contain the restrictive legend referred to in Section 10.1(iii) hereof (or any similar restrictive legend) at the greater of (i) the purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

Section 10.2. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) Each of the parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Each of the parties hereto (a) hereby irrevocably submits to the jurisdiction of the U.S. District Court and other courts of the United States sitting in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the parties hereto consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.

(iii) EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH

OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. The Disclosure Schedule and all exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 10.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to ALPA pre-Business Combination Closing:

Alpha Healthcare Acquisition Corp. III

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

Telephone Number: (646) 494-3296

Facsimile Number: [____________]

Email: rs@alphaspac.com

Attention: Rajiv Shukla

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Telephone Number: (617) 570-1000

Facsimile Number: [_____________]

Email: jarel@goodwinlaw.com

Attention: Jocelyn M. Arel

If to Carmell Therapeutics pre-Business Combination Closing:

Carmell Therapeutics Corporation

2403 Sidney Street, Suite 300

Pittsburgh, PA 15203

Telephone Number: [___________]

Facsimile Number: [____________]

Email: rhubbell@carmellrx.com

Attention: Randolph W. Hubbell

With a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Telephone Number: (650) 843-4000

Facsimile Number: (610) 640-7835

Email: scott.jones@troutman.com

Attention: Scott R. Jones, Esq.

If to the Company post-Business Combination Closing:

Carmell Therapeutics Corporation

2403 Sidney Street, Suite 300

Pittsburgh, PA 15203

Telephone Number: [___________]

Facsimile Number: [____________]

Email: rhubbell@carmellrx.com

Attention: Randolph W. Hubbell

With a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Telephone Number: (650) 843-4000

Facsimile Number: (610) 640-7835

Email: scott.jones@troutman.com

Attention: Scott R. Jones, Esq.

If to the Investor:

[__]

[__]

[__]

Telephone Number: [__]

Email: [__]

Attention: [__]

With a copy (which shall not constitute notice) to:

[__]

[__]

[__]

Telephone Number: [__]

Facsimile Number: [__]

Email: [__]

Attention: [__]

Any party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other parties hereto.

Section 10.5. Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.6. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices and number of shares of Common Stock in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 10.9. Binding Effect. This Agreement, as it may be amended at or prior to the Closing, shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement, as so amended, or any of their respective rights or obligations hereunder to any Person.

Section 10.10. No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement, as it may be amended at or prior to the Closing, is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state that would cause the application of the laws of any other jurisdiction.

Section 10.12. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) provisions of Subsection II of Article V of this Agreement (ALPA Representations and Warranties) and Subsection III of Article V of this Agreement (Carmell Therapeutics Representations and Warranties) shall survive the execution and delivery of this Agreement until the Business Combination Closing, at which time such representations and warranties shall have no further force or effect and shall be superseded in their entirety by the representations, warranties and covenants of the Company set forth in Subsection I of Article V (Representations, Warranties and Covenants of the Company), (ii) the provisions of Subsection I of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (iii) so long as the Investor owns any Securities, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination.

Section 10.13. Counterparts. This Agreement, and any amendments hereto, may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14. Publicity. ALPA and Carmell Therapeutics (as applicable and prior to the Business Combination Closing) and the Company (as applicable from and after the Business Combination Closing) shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other written public disclosure made by or on behalf of such party and relating to the Investor, its purchases hereunder or any aspect of this Agreement or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of this Agreement, the Registration Rights Agreement or the transactions contemplated hereby or thereby.

Section 10.15. Severability. The provisions of this Agreement, as it may be amended hereunder, are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, as it may be amended hereunder.

Section 10.17. Trust Account Waiver. Reference is made to the final prospectus of ALPA, filed with the Commission (File No. 333-253876) on July 27, 2021 (the “ALPA Prospectus”). The Company acknowledges and agrees and understands that ALPA has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of ALPA’s public stockholders, and ALPA may disburse monies from the Trust Account only in the express circumstances described in the ALPA Prospectus. For and in consideration of ALPA entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees on behalf of itself and its Representatives that, notwithstanding anything to the contrary in this Agreement, none of the Company nor any of its Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between ALPA or any of its Representatives, on the one hand, and, the Company or any of its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Company, on its own behalf and on behalf of its Representatives, hereby irrevocably waives any Trust Account Released Claims that it or any of its Representatives may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or Contracts with ALPA or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with ALPA or its Affiliates).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

ALPA: ALPHA HEALTHCARE ACQUISITION CORP. III

By:
Name:
Title:

CARMELL THERAPEUTICS:

CARMELL THERAPEUTICS CORPORATION

By:
Name:
Title:

THE INVESTOR:

[__]

By: [__]

By:
Name:
Title:

ANNEX I TO THE

COMMON STOCK PURCHASE AGREEMENT

DEFINITIONS

“2022 Form 10-K” shall have the meaning assigned to such term in the definition of Commission Documents.

“Accountant” shall have the meaning assigned to such term in Section 5.6(e).

“Action” means any lawsuit, litigation, action, audit, complaint, investigation, proceeding, suit, arbitration or mediation (in each case, whether civil, criminal or administrative and whether public or private) pending by or before any Governmental Authority.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.1.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement. For the avoidance of doubt, the term “Agreement” shall include any and all amendments hereto that may be effected by the parties pursuant to Section 10.6.

“Allowable Grace Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“ALPA” shall have the meaning assigned to such term in the preamble of this Agreement.

“ALPA Commission Reports” shall have the meaning assigned to such term in Section 5.45(a).

“ALPA Common Stock” means, collectively, the Class A Common Stock and the Class B common stock, par value $0.0001 per share, of ALPA.

“ALPA Disclosure Schedules” means the disclosure schedules to the Business Combination Agreement delivered to Carmell Therapeutics by ALPA on the date of the Business Combination Agreement.

“ALPA Financial Statements” shall have the meaning assigned to such term in Section 5.45(a).

“ALPA Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of the Transaction Documents or the transactions contemplated thereby, (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of ALPA that is material and adverse to ALPA and Merger Sub, taken as a whole, and/or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of ALPA to perform any of its obligations under any of the Transaction Documents to which it is a party; provided, however, that no facts, circumstances, changes or effects exclusively and directly resulting from, relating to or arising out of the following, individually or in the aggregate, shall be taken into account in determining whether an ALPA Material Adverse Effect has occurred or insofar as reasonably can be foreseen would likely occur: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected ALPA in a materially disproportionate manner as compared to other similarly situated companies; (b) changes generally affecting the industries in which ALPA operates, provided such changes shall not have affected ALPA and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies; (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents on ALPA’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees; (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof; (e) any effect of COVID-19 or any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement; (f) any action taken by the Investor with respect to the transactions contemplated by this Agreement; and (g) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected ALPA in a materially disproportionate manner as compared to other similarly situated companies.

“ALPA Prospectus” shall have the meaning assigned to such term in Section 10.17.

“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act (FCPA); (b) the UK Bribery Act 2010; and (c) any other anti-bribery or anti-corruption Laws related to combating bribery, corruption and money laundering, each as applicable.

“Average Price” means a price per Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Shares issued pursuant to this Agreement.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Base Price” means a price per Share equal to the sum of (i) the Minimum Price and (ii) $[●]10 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

[10]	To be calculated as of the Closing and inserted by amendment to this Agreement signed at the Closing, post-merger effective time.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.4.

“Bloomberg” means Bloomberg, L.P.

“Bring-Down Comfort Letter” shall have the meaning assigned to such term in Section 6.15.

“Bring-Down Opinion/Negative Assurance Letter” shall have the meaning assigned to such term in Section 6.15.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.13.

“Business” means the stimulation of tissue repair or regrowth after severe injury, disease or aging (of bone, skin, hair and collagen) through the use of plasma-based bioactive materials and such other business(es), in each case, as conducted by the Company and its Subsidiaries.

“Business Combination” shall have the meaning assigned to such term in the recitals of this Agreement.

“Business Combination Closing” shall have the meaning assigned to such term in the recitals of this Agreement.

“Business Combination Closing Date” shall have the meaning assigned to such term in Section 5.6(a).

“Business Intellectual Property” means collectively, the Owned Intellectual Property and the Licensed Intellectual Property.

“Bylaws” shall have the meaning assigned to such term in Section 5.3.

“CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) and any administrative or other guidance published with respect thereto by any Governmental Entity (including IRS Notices 2020-22 and 2020-65), or any other Law or executive order or executive memorandum (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) intended to address the consequences of COVID-19 (in each case, including any comparable provisions of state, local or non-U.S. Law and including any related or similar orders or declarations from any Governmental Entity) and (ii) any extension of, amendment, supplement, correction, revision or similar treatment to any provision of the CARES Act contained in the Consolidated Appropriations Act, 2021, H.R. 133.

“Carmell Therapeutics” shall have the meaning assigned to such term in the preamble of this Agreement.

“Carmell Therapeutics Disclosure Schedules” means the disclosure schedules to the Business Combination Agreement delivered to ALPA by Carmell Therapeutics on the date of the Business Combination Agreement.

“Carmell Therapeutics Financial Statements” shall have the meaning assigned to such term in Section 5.68(a).

“Carmell Therapeutics Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of the Transaction Documents or the transactions contemplated thereby, (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of Carmell Therapeutics that is material and adverse to Carmell Therapeutics and its Subsidiaries, taken as a whole, and/or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of Carmell Therapeutics to perform any of its obligations under any of the Transaction Documents to which it is a party; provided, however, that no facts, circumstances, changes or effects exclusively and directly resulting from, relating to or arising out of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred or insofar as reasonably can be foreseen would likely occur: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected Carmell Therapeutics in a materially disproportionate manner as compared to other similarly situated companies; (b) changes generally affecting the industries in which Carmell Therapeutics and its Subsidiaries operate, provided such changes shall not have affected Carmell Therapeutics and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies; (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents on Carmell Therapeutics’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees; (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof; (e) any effect of COVID-19 or any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement; (f) any action taken by the Investor with respect to the transactions contemplated by this Agreement; and (g) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected Carmell Therapeutics in a materially disproportionate manner as compared to other similarly situated companies.

“Cash Commitment Fee” means an amount in cash equal to $109,375 (representing 50% of the Commitment Fee), which, in the event that any of ALPA, Carmell Therapeutics or the Company has entered into any Forward Contract at any time prior to the time that the Initial Registration Statement is initially filed by the Company with the Commission, shall be due payable to the Investor pursuant to, at such time and in accordance with Section 10.1(ii) of this Agreement.

“Charter” shall have the meaning assigned to such term in Section 5.3.

“Class A Common Stock” means Class A common stock, par value $0.0001 per share, of ALPA.

“Closing” shall have the meaning assigned to such term in Section 2.2.

“Closing Date” shall have the meaning assigned to such term in Section 2.2.

“Closing Sale Price” means, for the Common Stock as of any date, the last closing trade price for the Common Stock on the Trading Market (or if the Common Stock is then traded on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg, or, if the foregoing do not apply, the last trade price for the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no last trade price is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported by OTC Markets Group Inc. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.

“Code” shall have the meaning assigned to such term in Section 5.24 hereof.

“Commencement” shall have the meaning assigned to such term in Section 3.1.

“Commencement Date” shall have the meaning assigned to such term in Section 3.1.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 10.1(iv).

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) ALPA’s registration statement on Form S-4 (File No. 333-269773) initially filed with the Commission on February 14, 2023, including any related prospectus or prospectuses, for the registration of the Common Stock to be issued pursuant to the Business Combination Agreement (as the same may be amended from time to time), by and among ALPA, Merger Sub, and Carmell Therapeutics, on file with the Commission at the time such registration statement became effective, including the financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the effective date of such registration statement under the

Securities Act (the “Form S-4 Registration Statement”), (2) ALPA’s final proxy statement/prospectus included in the Form S-4 Registration Statement at the time of effectiveness, including the Annexes thereto and accompanying financial statements and all related soliciting materials under Rule 14a-12 under the Exchange Act, and all documents incorporated therein by reference, in the form in which such proxy statement/prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Merger Proxy Statement/Prospectus”), (3) ALPA’s annual report on Form 10-K for its fiscal year ended December 31, 2022 filed with the Commission on March 17, 2023, as amended by ALPA’s Form 10-K/A filed with the Commission on May 16, 2023 (as so amended, the “2022 Form 10-K”), (4) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since the Business Combination Closing Date, including, without limitation, (A) the Company’s current report on Form 8-K (as the same may be amended by Form 8-K/A) filed with the Commission by the Company to report the Business Combination Closing, including all documents, financial statements and other information attached thereto or incorporated by reference therein as Exhibits thereto (the “Merger Form 8-K”), and (B) the Current Report, (5) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (6) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Fee” means an amount equal to $218,750, all of which shall be fully earned as of date of the Agreement, regardless of whether the Business Combination Closing shall occur or whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled under the Agreement or any subsequent termination of the Agreement, and which shall become due and payable at such time(s) and in such manner and form(s) as set forth in Section 10.1(ii) of this Agreement.

“Commitment Shares” means such number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (rounded up or down to the nearest whole share) equal to the quotient obtained by dividing (i) $218,750 (representing 100% of the Commitment Fee), by (ii) the average of the daily VWAPs during the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately prior to the date on which the Initial Registration Statement is initially filed by the Company with the Commission, which the Company shall cause its transfer agent to issue and deliver to the Investor at such time(s) and in such manner and form(s) as set forth in subsections (ii) and (iv) of Section 10.1 of this Agreement; provided; however, that if any of ALPA, Carmell Therapeutics or the Company has entered into any Forward Contract at any time prior to the time that the Initial Registration Statement is initially filed by the Company with the Commission, the term “Commitment Shares” shall mean such number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (rounded up or down to the nearest whole share) equal to the quotient obtained by dividing (i) $109,375 (representing 50% of the Commitment Fee), by (ii) the average of the daily VWAPs during the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately prior to the date on which the Initial Registration Statement is initially filed by the Company with the Commission, which the Company shall cause its transfer agent to issue and deliver to the Investor at such time(s) and in such manner and form(s) as set forth in subsections (ii) and (iv) of Section 10.1 of this Agreement.

“Common Stock” the common stock, par value $0.0001 per share, of the Company.

“Common Stock Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning assigned to such term in the recitals to this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.2(ii).

“Contract” or “Contracts” means any written agreement, contract, license, lease, obligation, undertaking or other commitment or arrangement that is legally binding upon a Person or any of his, her or its properties or assets.

“Copyrights” shall have the meaning assigned to such term in the definition of Intellectual Property Rights.

“Cover Price” shall have the meaning assigned to such term in Section 3.2.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Order, Action, directive, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19, including, but not limited to, the CARES Act.

“Current Report” shall have the meaning assigned to such term in Section 2.3.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1.

“Disclosure Schedule” shall have the meaning assigned to such term in the preamble to Subsection I of Article V.

“Disqualification Event” shall have the meaning assigned to such term in Section 5.40.

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.33.

“DWAC Shares” means shares of Common Stock issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof, and (iii) timely credited by the Company to the Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“Effective Date” means, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” means the New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market, the NYSE American, or the NYSE Arca (or any nationally recognized successor to any of the foregoing).

“Employee Benefit Plan” shall have the meaning assigned to such term in Section 5.24.

“Environmental Laws” means all Laws and Orders concerning pollution, protection of the environment, or human health or safety.

“ERISA” shall have the meaning assigned to such term in Section 5.24 hereof.

“ERISA Affiliate” shall have the meaning assigned to such term in Section 5.24 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exchange Cap” shall have the meaning assigned to such term in Section 3.3(a) hereof.

“Exempt Issuance” means the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by the Company’s Board of Directors or a majority of the members of a committee of the Board of Directors established for such purpose, (b) (1) any Securities issued to the Investor pursuant to this Agreement, (2) any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor or any of its Affiliates at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding on the Closing Date, provided that such securities referred to in this clause (3) have not been amended since the Closing Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (d) shares of Common Stock issued and sold by the Company in any “at the market offering” or “equity distribution program” exclusively to or through one or more registered broker-dealers pursuant to one or more written agreements between the Company and such registered broker-dealer(s) at any time on or after the date on which the Company becomes eligible to use a registration statement on Form S-3 on a primary basis pursuant to General Instruction I.B.1. or General Instruction I.B.6. of Form S-3.

“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

“FDCA” shall have the meaning assigned to such term in the definition of Healthcare Laws.

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-4 Registration Statement” shall have the meaning assigned to such term in the definition of Commission Document.

“Forward Contract” means any Contract or any other agreement, commitment, arrangement, memorandum of understanding, term sheet, letter of intent or other agreement-in-principle, whether binding or non-binding, by and among any of ALPA, Carmell Therapeutics and/or the Company, on the one hand, and ALPA’s sponsor, one or more Affiliates of ALPA’s sponsor and/or one or more third party institutional investors (each, a “Forward Purchase Investor” and, collectively, the “Forward Purchase Investors”), on the other hand, pursuant to which one or more Forward Purchase Investors have committed to purchase from ALPA and/or the Company, in connection with the Business Combination, equity securities of ALPA and/or the Company, including shares of Common Stock, or any combination of units of shares of Common Stock and one or more securities exercisable for or convertible into shares of Common Stock, in such amount(s) as directed by ALPA and/or the Company, respectively, at a price (or prices) to be determined in the future based on the market prices of the Common Stock, concurrently with the Business Combination Closing and/or at such other time (or times) after the Business Combination Closing as may be directed by the Company, either in its sole discretion or subject to satisfaction of certain conditions set forth therein (which conditions may include the further approval or mutual consent of one or more of the Forward Purchase Investors).

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (excluding any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

“GAAP” shall have the meaning assigned to such term in Section 5.6(b).

“Good Clinical Practices” means the then current standards for clinical trials (including all applicable requirements relating to the protection of human subjects), as set forth in the FDCA (as defined below), and applicable regulations promulgated thereunder, as amended from time to time, and such applicable standards of good clinical practice (including all applicable requirements relating to protection of human subjects) as are required by other organizations and Governmental Authorities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonization of Technical Requirements for Pharmaceuticals for Human Use, in which the Products are sold or intended to be sold.

“Good Laboratory Practices” mean the then current standards for conducting nonclinical laboratory studies, as set forth in the FDCA and applicable regulations promulgated thereunder, as amended from time to time, including applicable requirements contained in 21 C.F.R. Part 58, and such applicable standards of good laboratory practices as are required by Governmental Authorities in any other countries in which the Products are sold or intended to be sold.

“Good Manufacturing Practices” mean the then current standards for the manufacture, processing, packaging, transportation, handling and holding of drug and biological products and medical devices, as set forth in the FDCA and applicable regulations promulgated thereunder, as amended from time to time, including applicable requirements contained in 21 C.F.R. Parts 210, 211, 600, 610, 820 and 1271, and such applicable standards of good manufacturing practices as are required by Governmental Authorities in any other countries in which the Products are sold or intended to be sold.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or other organizational documents of such Person. For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation.

“Government Official” means any (i) employee or official of (A) a Governmental Authority, (B) instrumentality of a Governmental Authority, including any state-owned enterprise, government agency or government advisor or (C) public international organization, (ii) political party or party official, (iii) candidate for political office or (iv) any other Person acting in an official capacity on behalf of any of the foregoing.

“Governmental Authority” means any United States or non-United States (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private).

“Hazardous Substance” means any hazardous, toxic, explosive or radioactive material, substance, waste or other pollutant that is regulated by, or may give rise to Liability pursuant to, any Environmental Law, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroakyl substances, or radon.

“Healthcare Laws” means any applicable Laws, regulations and requirements having the force of law relating to drugs, biological products or medical devices, good manufacturing practices (to the extent applicable), interactions with health care professionals, fraud and abuse matters, related to laboratory testing, genetic testing, genomic sequencing, biospecimen collection or testing, non-clinical testing, complaint handling, adverse event reporting, biohazards, and pharmacies. Healthcare Laws includes, but is not limited to: (a) the Federal Food, Drug and Cosmetic Act of 1938, as amended (the “FDCA”); (b) the Public Health Service Act of 1944, as amended, and the regulations of the FDA promulgated thereunder; (c) Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act); (d) the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); (e) the Stark Anti-Self-Referral Law (42 U.S.C. § 1395nn); (f) the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)); (g) the civil False Claims Act (31 U.S.C. §§ 3729 et seq.); (h) the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)); (i) the exclusion Laws (42 U.S.C. § 1320a-7); (j) any other applicable federal, state, local or non-U.S. Laws, including but not limited to EU Directive 93/42/EEC on medical devices (including national implementing legislation in the European Union) and Regulation (EU) 2017/745 on medical devices, and regulations and requirements having the force of law related to the design, development, testing, studying, manufacturing, processing, storing, importing or exporting, licensing, labeling or packaging of the Company’s or any of its Subsidiaries’ products, or that is related to remuneration (including ownership) to or by physicians or other health care providers (including kickbacks) or the disclosure or reporting of the same, patient or program charges, record-keeping, claims processing, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, licensure, accreditation or any other material aspect of providing health care products or services; (k) HIPAA; and (l) all applicable Laws, regulations and requirements governing the licensure, accreditation, certification and operation of the business of the Company and its Subsidiaries, including related regulations and guidance.

“HIPAA” means collectively: (a) the Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) the Omnibus Rule effective March 26, 2013 (78 Fed. Reg. 5566), and other

“Indebtedness” means, as of any time, without duplication, with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money, (b) other obligations evidenced by any note, bond, debenture or other debt security, (c) obligations for the deferred purchase price of property or assets, including “earn-outs” and “seller notes” (but excluding any trade payables arising in the ordinary course of business), (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (e) leases required to be capitalized under GAAP, (f) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, and (g) any of the obligations of any other Person of the type referred to in clauses (a) through (f) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person.

“Indemnifying Party” shall have the meaning assigned to such term in Section 9.2.

“Initial Comfort Letter” shall have the meaning assigned to such term in Section 7.2(xvii).

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intellectual Property Rights” means all intellectual property rights and related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) copyrights and rights in works of authorship, design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) trade secrets, know-how and confidential and proprietary information, including invention disclosures, inventions and formulae, whether patentable or not; (e) rights in or to Software or other technology; (f) rights in databases and compilations, including rights in data and collections of data, whether machine readable or otherwise; and (g) any other intellectual or proprietary rights protectable, arising under or associated with any of the foregoing, including those protected by any Law anywhere in the world.

“Investment Company Act” means the Investment Company Act of 1940.

“Investment Period” means the period commencing on the Effective Date of the Initial Registration Statement and expiring on the date this Agreement is terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Expense Reimbursement” shall have the meaning assigned to such term in Section 10.1(i) hereof.

“Investor Party” shall have the meaning assigned to such term in Section 9.1.

“IPO” shall have the meaning assigned to such term in Section 10.17.

“Issuer Covered Person” shall have the meaning assigned to such term in Section 5.40.

“IT Systems” means all computer systems, computer software and hardware, communication systems, servers, network equipment and related documentation, in each case, owned, licensed or leased by the Company or any of its Subsidiaries.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.

“Knowledge” means the actual knowledge of any of (i) the Company’s Executive Chairman, (ii) the Company’s Chief Executive Office and President, (iii) the Company’s Chief Medical Officer, (iv) the Company’s Chief Quality Officer or (v) the Company’s Vice President Clinical Services, in each case, to the extent applicable, after reasonable inquiry of all officers, directors and employees of the Company and its Subsidiaries under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Law” means any federal, state, local, foreign, national or supranational statute, law (including common law), act, ordinance, treaty, rule, code, regulation or other binding directive issued, promulgated or enforced by a Governmental Authority having jurisdiction over a given matter.

“Leased Real Property” means all land, buildings, structures, improvements, fixtures and other real property leased or sub-leased by the Company or any of its Subsidiaries pursuant to the Real Property Leases.

“Liability” or “liability” means any and all debts and liabilities, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Action or Order and those arising under any Contract.

“Licensed Intellectual Property” means Intellectual Property Rights owned by or licensed to any Person (other than the Company or any of its Subsidiaries) that are licensed or sublicensed to the Company or any of its Subsidiaries, other than (a) licenses to Off-the-Shelf Software, (b) licenses to Public Software, (c) non-disclosure agreements and licenses granted by employees, individual consultants or individual contractors of the Company or any of its Subsidiaries pursuant to Contracts with employees, individual consultants or individual contractors and (d) licenses or other rights to Intellectual Property Rights that otherwise are commercially available and licensed to the Company or any of its Subsidiaries on a nonexclusive basis under the Person’s standard licensing terms.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien, license or sub-license, charge, covenant not to sue granted to a third party, or other similar encumbrance or interest.

“Marks” shall have the meaning assigned to such term in the definition of Intellectual Property Rights.

“Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of the Transaction Documents or the transactions contemplated thereby, (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its Subsidiaries, taken as a whole, and/or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under any of the Transaction Documents to which it is a party; provided, however, that no facts, circumstances, changes or effects exclusively and directly resulting from, relating to or arising out of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred or insofar as reasonably can be foreseen would likely occur: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (b) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies; (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees; (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof; (e) any effect of COVID-19 or any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement; (f) any action taken by the Investor with respect to the transactions contemplated by this Agreement; and (g) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies.

“Material Agreements” shall have the meaning assigned to such term in Section 5.19.

“Material Permits” shall have the meaning assigned to such term in Section 5.14.

“Merger” shall have the meaning assigned to such term in the recitals of this Agreement.

“Merger Sub” shall have the meaning assigned to such term in the recitals of this Agreement.

“Business Combination Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Merger Form 8-K” shall have the meaning assigned to such term in the definition of Commission Document.

“Merger Proxy Statement/Prospectus” shall have the meaning assigned to such term in the definition of Commission Document.

“Merger Sub” shall have the meaning assigned to such term in the recitals of this Agreement.

“Minimum Price” means $[●], representing [the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on [the Trading Day immediately preceding]11 the Closing Date] [the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on [the Trading Day immediately preceding]12 the Closing Date]13 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the Closing Date).14

“Multiemployer Plan” shall have the meaning assigned to such term in Section 5.24.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Notice of Effectiveness” shall have the meaning assigned to such term in Section 10.1(iv).

“Notified Body” means an entity licensed, authorized or approved by the applicable Governmental Authority to assess and certify the conformity of a medical device with the requirements of applicable legislation on medical devices in the European Union and United Kingdom, each as may be amended from time to time, and applicable harmonized standards.

[11]	Use if Agreement is signed prior to market close at 4:00 p.m., Eastern Standard Time.
[12]	Use if Agreement is signed prior to market close at 4:00 p.m., Eastern Standard Time.
[13]	Use the lower of the two.
[14]	To be edited as appropriate based on market prices as of the Closing and inserted in amendment to this Agreement signed at the Closing.

“OFAC” shall have the meaning assigned to such term in the definition of Sanctioned Person.

“Off-the-Shelf  Software” means any Software that is made generally and widely available to the public on a commercial basis and is licensed to the Company or any of its Subsidiaries on a non-exclusive basis under standard terms and conditions.

“Order” means any outstanding writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Authority.

“Owned Intellectual Property means all Intellectual Property Rights that are owned by the Company or one of its Subsidiaries.

“Patents” shall have the meaning assigned to such term in the definition of Intellectual Property Rights.

“PCAOB” means the Public Company Accounting Oversight Board.

“PEA Period” means the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of any post-effective amendment to the Initial Registration Statement or any New Registration Statement, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment.

“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits or certificates of a Governmental Authority.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (b) Liens for Taxes, assessments or other governmental charges not yet delinquent as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not prohibit or materially interfere with the Company’s or its Subsidiary’s (as applicable) use or occupancy of such real property for the operation of the Business, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property and which are not violated by the use or occupancy of such real property for the operation of the Business and do not prohibit or materially interfere with the Company’s or its Subsidiary’s (as applicable) use or occupancy of such real property for the operation of the Business, (e) in the case of the Leased Real Property, any Lien granted by any lessor, developer or third-party on any fee interest underlying the Leased Real Property, (f) the Real Property Leases, (g) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable, (h) grants by the Company or any of its Subsidiaries of Intellectual Property Rights in the ordinary course of business consistent with past practice and rights of licensors of, or limitations on the exploitation of, Intellectual Property Rights licensed to the Company or any of its Subsidiaries contained in the relevant license agreement and (i) other Liens that do not materially and adversely affect the value, use or operation of the asset subject thereto.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other similar entity, whether or not a legal entity.

“Pre-Closing ALPA Stockholders” means the holders of ALPA Common Stock at any time prior to the Business Combination Closing.

“Privacy and Data Security Policies” shall have the meaning assigned to such term in Section 5.37.

“Privacy Requirements” shall have the meaning assigned to such term in Section 5.37.

“Process” (or “Processing” or “Processes”) means the collection, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

“Product” means each product candidate that is being researched, tested, developed or manufactured by or on behalf of the Company or any of its Subsidiaries.

“Prospectus” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Prospectus Supplement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Public Software” means any Software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including under any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Public Software (a) be made available or distributed in source code form; (b) be licensed for purposes of making derivative works; or (c) be redistributable at no, or a nominal, charge.

“Real Property Leases” means all leases, sub-leases, licenses or other agreements, in each case, pursuant to which the Company or any of its Subsidiaries leases or sub-leases any Leased Real Property.

“Registered Intellectual Property” means all issued Patents, pending Patent applications, registered Marks, pending applications for registration of Marks, registered Copyrights, pending applications for registration of Copyrights and Internet domain name registrations, in each case owned or purported to be owned by the Company or one of its Subsidiaries.

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Regulation D” shall have the meaning assigned to such term in the recitals of this Agreement.

“Regulatory Permits” means all Permits granted by FDA or any other Governmental Authority or Notified Body to the Company or any of its Subsidiaries, including investigational new drug applications, Biologics License Applications, manufacturing approvals and authorizations, CE-mark certificates of conformity, clinical trial authorizations and ethical reviews, facility licenses, or their state, national or foreign equivalents.

“Representation Date” shall have the meaning assigned to such term in Section 6.15.

“Representatives” means with respect to a Person, such Person’s directors, officers, employees, and legal, financial, internal and independent accounting and other advisors and representatives.

“Restricted Period” shall have the meaning assigned to such term in Section 6.9.

“Restricted Person” shall have the meaning assigned to such term in Section 6.9.

“Restricted Persons” shall have the meaning assigned to such term in Section 6.9.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sanctioned Country” means any country or region that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Controls (including Cuba, Iran, North Korea, Sudan, Syria, Venezuela, and the Crimea region of Ukraine).

“Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under Trade Controls, including: (i) any Person listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s Specially Designated Nationals and Blocked Persons List and the EU Consolidated List; (ii) any entity that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any national of a Sanctioned Country.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2022.

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities” means, collectively, the Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the shares of Common Stock that are and/or may be purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices, but not including the Commitment Shares.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing and, to the extent embodied in any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (c) all documentation, including user manuals and other training documentation, related to any of the foregoing.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Tax Return” means any return, declaration, report, statement, information statement or other document filed or required to be filed with any Governmental Authority with respect to Taxes, including any claims for refunds of Taxes, any information returns and any amendments or supplements of any of the foregoing.

“Taxes” means all federal, state, local, foreign or other taxes imposed by any Governmental Authority, including all income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, alternative or add-on minimum, or estimated taxes, and including any interest, penalty, or addition thereto.

“Threshold Price” means $[●], which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the “Threshold Price” shall mean the lower of (i) such adjusted price and (ii) $[●].15

“Total Commitment” shall have the meaning assigned to such term in Section 2.1.

“Trade Controls” means any applicable Law in any part of the world related to (a) import and export controls, including the U.S. Export Administration Regulations, (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and Her Majesty’s Treasury of the United Kingdom or (c) anti-boycott measures.

“Trading Day” shall mean a full trading day (beginning at 9:30:01 a.m., New York City time, and ending at 4:00 p.m., New York City time) on the Trading Market or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market.

“Trading Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto).

“Transaction Documents” means, collectively, this Agreement, as it may be amended by the parties pursuant to Section 10.06 (and as it may be qualified by the Disclosure Schedule) and the exhibits hereto, the Registration Rights Agreement and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Trust Account” shall have the meaning assigned to such term in Section 10.17.

“Trust Account Released Claims” shall have the meaning assigned to such term in Section 10.17.

“Trust Agreement” shall have the meaning assigned to such term in Section 5.50.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common

[15]	Blanks to be filled in at time of Closing on Closing Date.

Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” (other than with the Investor) or “at the market offering” or other continuous offering or similar offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price.

“VWAP” means, for the Common Stock as of any Trading Day, the dollar volume-weighted average price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the period beginning at 9:30:01 a.m., New York City time, or such other time publicly announced by the Trading Market (or by such Eligible Market, as applicable) as the official open (or commencement) of trading on the Trading Market (or on such Eligible Market, as applicable) on such Trading Day, and ending at 4:00 p.m., New York City time, or such other time publicly announced by the Trading Market (or by such Eligible Market, as applicable) as the official close of trading on the Trading Market (or on such Eligible Market, as applicable) on such Trading Day, as reported by Bloomberg through its “AQR” function. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

“VWAP Purchase” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase Condition Satisfaction Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:00 a.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Exercise Date for such VWAP Purchase.

“VWAP Purchase Confirmation” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase Commencement Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Exercise Date, or such other time publicly announced by the Trading Market as the official open (or commencement) of trading on the Trading Market on such Trading Day.

“VWAP Purchase Ending Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, 4:00:00 p.m., New York City time, on the third (3rd) consecutive Trading Day immediately following the applicable VWAP Purchase Exercise Date, or such other time publicly announced by the Trading Market as the official close of trading on the Trading Market on such third (3rd) consecutive Trading Day immediately following the applicable VWAP Purchase Exercise Date.

“VWAP Purchase Exercise Date” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the Trading Day on which the Investor timely receives, after 4:00 p.m., New York City time, but prior to 6:30 p.m., New York City time, on such Trading Day, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, such number of shares of Common Stock equal to the lowest of: (i) 100% of the average daily trading volume in the Common Stock on the Trading Market (or, in the event the Common Stock is then listed on an Eligible Market, 100% of the average daily trading volume in the Common Stock on such Eligible Market) for the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase; (ii) the product (rounded up or down to the nearest whole number) obtained by multiplying (A) the daily trading volume in the Common Stock on the Trading Market (or Eligible Market, as applicable) on the applicable VWAP Purchase Exercise Date for such VWAP Purchase by (B) 0.40; and (iii) the quotient (rounded up or down to the nearest whole number) obtained by dividing (A) $5,000,000 by (B) the VWAP on the Trading Market (or Eligible Market, as applicable) on the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period).

“VWAP Purchase Notice” means, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice timely delivered by the Company to the Investor on a VWAP Purchase Exercise Date directing the Investor to purchase a VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.1 as necessary to give effect to the VWAP Purchase Maximum Amount), at the applicable VWAP Purchase Price therefor in accordance with this Agreement.

“VWAP Purchase Price” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase, which shall equal the product obtained by multiplying (i) the lowest daily VWAP during the applicable VWAP Purchase Valuation Period for such VWAP Purchase by (ii) 0.97 (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period).

“VWAP Purchase Settlement Date” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase Share Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the number of Shares to be purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice, which number of Shares shall not exceed the applicable VWAP Purchase Maximum Amount.

“VWAP Purchase Valuation Period” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the three (3) consecutive Trading-Day Period immediately following the applicable VWAP Purchase Exercise Date for such VWAP Purchase, beginning at the VWAP Purchase Commencement Time for such VWAP Purchase and ending at the applicable VWAP Purchase Ending Time for such VWAP Purchase.

EXHIBIT A TO THE

COMMON STOCK PURCHASE AGREEMENT

[TO BE FURNISHED SEPARATELY]

A-1

EXHIBIT B TO THE

COMMON STOCK PURCHASE AGREEMENT

CERTIFICATE OF THE COMPANY

CLOSING CERTIFICATE

[●], 2023

The undersigned, the [●] of Carmell Therapeutics Corporation, a Delaware corporation (f/k/a Alpha Healthcare Acquisition Corp. III, a Delaware corporation) (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of May [__], 2023 (as it may be amended at or prior to the Closing, the “Agreement”), by and among [__], a [__], Alpha Healthcare Acquisition Corp. III, a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, and Carmell Therapeutics Corporation, a Delaware corporation, and hereby certifies on the date hereof that (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1. Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of the Company, as amended through the date hereof, as filed with the Secretary of State of the State of Delaware. The Certificate of Incorporation of the Company has not been further amended or restated, and no document with respect to any amendment to the Certificate of Incorporation of the Company has been filed in the office of the Secretary of State of the State of Delaware since the date shown on the face of the state certification relating to the Company’s Certificate of Incorporation, which is in full force and effect on the date hereof, and no action has been taken by the Company in contemplation of any such amendment or the dissolution, merger or consolidation of the Company.

2. Attached hereto as Exhibit B is a true and complete copy of the Amended and Restated Bylaws of the Company, as amended through, and as in full force and effect on, the date hereof, and no proposal for any amendment, repeal or other modification to the Amended and Restated Bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company.

3. The Business Combination Closing occurred on [●], 2023.

4. The Board of Directors of the Company has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company via unanimous written consent on [●], 2023.

4. Each person who, as an officer of the Company, or as attorney-in-fact of an officer of the Company, signed the Transaction Documents to which the Company is a party, was duly elected, qualified and acting as such officer or duly appointed and acting as such attorney-in-fact, and the signature of each such person appearing on any such document is his genuine signature.

IN WITNESS WHEREOF, I have signed my name as of the date first above written.

Name:
Title:

B-1

EXHIBIT C TO THE

COMMON STOCK PURCHASE AGREEMENT

COMPLIANCE CERTIFICATE

The undersigned, the [●] of Carmell Therapeutics Corporation, a Delaware corporation (f/k/a Alpha Healthcare Acquisition Corp. III, a Delaware corporation) (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of May [__], 2023 (as it may be amended at or prior to the Closing, the “Agreement”), by and among [__], a [__] (the “Investor”), Alpha Healthcare Acquisition Corp. III, a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, and Carmell Therapeutics Corporation, a Delaware corporation, and hereby certifies on the date hereof that, to the best of his knowledge after reasonable investigation, on behalf of the Company (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1. The undersigned is the duly appointed [●] of the Company.

2. Except as set forth in the attached Disclosure Schedule, the representations and warranties of the Company set forth in Article V of the Agreement (i) that are not qualified by “materiality” or “Material Adverse Effect” are true and correct in all material respects as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” or “Material Adverse Effect” are true and correct as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct as of such other date.

3. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company [at or prior to Commencement][on or prior to the date hereof].

4. The Shares issuable in respect of each VWAP Purchase Notice effected pursuant to the Agreement shall be delivered to the Investor electronically as DWAC Shares, and shall be freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against such Shares. In accordance with Section 10.1(iv) of the Agreement, the Commitment Shares have been delivered to the Investor electronically as DWAC Shares, and the Commitment Shares are freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against the Commitment Shares.

5. As of [the Commencement Date][the date hereof], the Company does not possess any material non-public information.

6. As of [the Commencement Date][the date hereof], the Company has reserved out of its authorized and unissued Common Stock, [●] shares of Common Stock solely for the purpose of effecting VWAP Purchases under the Agreement.

7. No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus under the Securities Act has been issued and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission.

The undersigned has executed this Certificate this [●] day of [●], 202[●].

By:
Name:
Title:

C-1

DISCLOSURE SCHEDULE

RELATING TO THE COMMON STOCK

PURCHASE AGREEMENT, DATED AS OF MAY [__], 2023 (AS MAY BE AMENDED)

BY AND AMONG ALPHA HEALTHCARE ACQUISITION CORP. III, CARMELL

THERAPEUTICS CORPORATION AND [__]

This disclosure schedule is made and given pursuant to Subsection I of Article V of the Common Stock Purchase Agreement, dated as of May [__], 2023 (as it may be amended at or prior to the Closing, the “Agreement”), by and among [__], a [__], Alpha Healthcare Acquisition Corp. III, a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, and Carmell Therapeutics Corporation, a Delaware corporation. Unless the context otherwise requires, all capitalized terms are used herein as defined in the Agreement. The numbers below correspond to the section numbers of representations and warranties in the Agreement most directly modified by the below exceptions.

FORM OF OPINIONS OF OUTSIDE COUNSEL TO BE DELIVERED PURSUANT TO

SECTION 7.1(v)

[Company Counsel’s Letterhead]

Capitalized terms herein not otherwise defined herein will have the meaning given to such terms in the Common Stock Purchase Agreement, dated as of May [__], 2023, by and among [__], a [__], Alpha Healthcare Acquisition Corp. III, a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, and Carmell Therapeutics Corporation, a Delaware corporation (as may be amended, the “Purchase Agreement”).

1.

The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and to conduct its business as such business is presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Pennsylvania.

2.

The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and the Registration Rights Agreement. The execution and delivery by the Company of the Purchase Agreement and the Registration Rights Agreement, and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the issuance of the Commitment Shares and the issuance and sale of the Shares) have been duly and validly authorized by all necessary corporate action.

3.

Each of the Purchase Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.

The execution, delivery and performance by the Company of the Purchase Agreement and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the issuance of the Securities) do not: (i) violate the Company’s certificate of incorporation or bylaws (the “Governing Documents”); (ii) violate the General Corporation Law of the State of Delaware, or any U.S. federal or Pennsylvania state statute, rule or regulation applicable to the Company; (iii) require any consents, approvals, or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under the General Corporation Law of the State of Delaware or any U.S. federal or Pennsylvania state statute, rule or regulation applicable to the Company that have not been obtained or made (other than any filings required to be made by the Company after the Closing Date with the Commission in order to enable the Company to perform its obligations under the Purchase Agreement and the Registration Rights Agreement); (iv) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract; (v) create or impose a lien, charge or encumbrance on any property of the Company under the terms of any Material Contract; or (vi) result in a violation of any U.S. federal or Pennsylvania state order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected.

5.

Assuming the accuracy of the representations and warranties made by you in the Purchase Agreement, the offering, sale and issuance of the Securities by the Company to you in accordance with the terms of the Purchase Agreement is exempt from the registration requirements of the Securities Act.

6.

When issued in accordance with the Purchase Agreement, the Commitment Shares will be duly authorized and validly issued, fully paid and non-assessable, free and clear of all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances under the Company’s Governing Documents, the General Corporation Law of the State of Delaware or any Material Contract. When issued and paid for in accordance with the Purchase Agreement, the Shares will be duly authorized and validly issued, fully paid and non-assessable, free and clear of all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances under the Company’s Governing Documents, the General Corporation Law of the State of Delaware or any Material Contract.

7.

The execution and delivery of the Purchase Agreement and the Registration Rights Agreement by the Company do not, and the performance by the Company of its obligations thereunder shall not, give rise to any rights of any other person that exist and are in effect as of the date of the Closing, for the registration under the Securities Act of any shares of Common Stock or other securities of the Company which have not been waived.

8.

We are not representing the Company in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Purchase Agreement or the Registration Rights Agreement.

9.

The Company is not, and after giving effect to the issuance of the Commitment Shares and the issuance and sale of the Shares under the Purchase Agreement and the application of the proceeds therefrom as described in the Commission Documents, will not be, an “investment company,” as that term is defined in the Investment Company Act of 1940.

FORM OF OPINIONS AND NEGATIVE ASSURANCE LETTER OF OUTSIDE

COUNSEL TO BE DELIVERED ON THE COMMENCEMENT DATE PURSUANT TO

SECTION 7.2(xvi)

[Company Counsel’s Letterhead]

Capitalized terms herein not otherwise defined herein will have the meaning given to such terms in the Common Stock Purchase Agreement, dated as of May [__], 2023, by and among [__], a [__], Alpha Healthcare Acquisition Corp. III, a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, and Carmell Therapeutics Corporation, a Delaware corporation (as may be amended, the “Purchase Agreement”).

1.

The Registration Statement has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to our knowledge, threatened by the Commission. The Prospectus has been filed in the manner and within the time period required by Rule 424(b) under the Securities Act.

2.

We have reviewed the statements under Item 14 of the Registration Statement and under the caption “Description of Capital Stock” included in the Prospectus and, insofar as such statements constitute summaries of the legal matters, agreements, documents or proceedings referred to therein, fairly summarize, in all material respects, the matters referred to therein.

3.	No facts have come to our attention that cause us to believe that any of the opinions expressed in our opinion letter to you dated [●], 2023 are not true and correct as of the date hereof.

[THE FOLLOWING MAY BE MADE IN A SEPARATE NEGATIVE ASSURANCES LETTER]

We confirm to you, on the basis of the information we gained in the course of performing the services referred to above, that (a) the Registration Statement, as of its effective date, and the Prospectus,16 as of its date and as of the date hereof (except in each case as to the financial statements, schedules and other financial and accounting data, as to which we make no comment), appeared or appears on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act and Form S-1, and (b) each of the documents incorporated by reference in the Registration Statement and the Prospectus (except as to the financial statements, schedules and other financial and accounting data, as to which we make no comment), at the time such document was filed with the SEC, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Exchange Act.

[16]	Registration Statement and Prospectus should be defined to include all documents and information set forth or incorporated by reference therein.

Furthermore, nothing came to our attention that caused us to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief with respect to the financial statements, schedules, notes, other financial and accounting information derived therefrom, contained in the Registration Statement or the Prospectus, as the case may be.

FORM OF “BRING-DOWN OPINION/NEGATIVE ASSURANCE LETTER” TO BE

DELIVERED PURSUANT TO SECTION 6.15 AND SECTION 7.3(x)

Capitalized terms herein not otherwise defined herein will have the meaning given to such terms in the Common Stock Purchase Agreement, dated as of May [__], 2023, by and among [__], a [__], Alpha Healthcare Acquisition Corp. III, a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, and Carmell Therapeutics Corporation, a Delaware corporation (as may be amended, the “Purchase Agreement”).

1.

The Registration Statement has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to our knowledge, threatened by the Commission. The Prospectus has been filed in the manner and within the time period required by Rule 424(b) under the Securities Act.

2.

We have reviewed the statements under Item 14 of the Registration Statement and under the caption “Description of Capital Stock” included in the Prospectus and, insofar as such statements constitute summaries of the legal matters, agreements, documents or proceedings referred to therein, fairly summarize, in all material respects, the matters referred to therein.

[THE FOLLOWING MAY BE MADE IN A SEPARATE NEGATIVE ASSURANCES LETTER]

We confirm to you, on the basis of the information we gained in the course of performing the services referred to above, that (a) the Registration Statement, as of its effective date, and the Prospectus,17 as of its date and as of the date hereof (except in each case as to the financial statements, schedules and other financial and accounting data, as to which we make no comment), appeared or appears on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act and Form S-1, and (b) each of the documents incorporated by reference in the Registration Statement and the Prospectus (except as to the financial statements, schedules and other financial and accounting data, as to which we make no comment), at the time such document was filed with the SEC, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Exchange Act.

Furthermore, nothing came to our attention that caused us to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief with respect to the financial statements, schedules, notes, other financial and accounting information derived therefrom, contained in the Registration Statement or the Prospectus, as the case may be.

[17]	Registration Statement and Prospectus should be defined to include all documents and information set forth or incorporated by reference therein.